UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08416

Touchstone Variable Series Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2016

Annual Report

Touchstone Variable Series Trust

Touchstone Active Bond Fund

Touchstone Focused Fund

Touchstone Large Cap Core Equity Fund

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

This report identifies the Funds' investments on December 31, 2016. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Fellow Shareholder:

We are pleased to provide you with the Touchstone Variable Series Trust Annual Report. Inside you will find key financial information, as well as manager commentaries, for the 12 months ended December 31, 2016.

The fiscal year was eventful, featuring volatility in energy and commodity prices, the United Kingdom’s historic vote to leave the European Union and Donald Trump’s unexpected victory in the U.S. presidential election. The U.S. economy maintained steady but moderate growth. While overall growth in gross domestic product was restrained by continued weakness in business investment, strong gains in the labor market buoyed consumer confidence and spending. With the U.S. economy already on solid ground, expectations for growth have shifted higher as a result of the incoming administration’s proposed agenda of reduced regulations, tax cuts and fiscal stimulus. Outside of the U.S., however, the economic landscape was less positive. Growth in Europe and Japan remained anemic despite monetary policy intervention from central banks. Concern over a slowdown in China’s economy led to declines in commodity prices, weakness for emerging markets and increased volatility in capital markets during early 2016.

From their mid-February bottom to the end of the year, equity markets enjoyed broad gains. The surprise outcome of the U.S. presidential election fueled a late rally in equities and other risk assets, as investors priced in higher growth driven by the new administration’s plans to lower taxes and increase fiscal spending. Small capitalization stocks in particular benefited from renewed optimism, notching significant gains and outperforming their large capitalization peers.

After the U.S. Federal Reserve Board (Fed) raised interest rates in December 2015, it went on to make dovish statements in early 2016 surrounding the pace of future rate hikes. Given weak growth and continued quantitative easing in Europe and Japan, interest rates fell throughout the first half of 2016, eventually bottoming at historic lows in early July. Forecasts for a late year rate hike and improved economic data provided the impetus for a rebound in rates in the second half of 2016. Following the presidential election, the rise in bond yields accelerated in the fourth quarter amid expectations for higher economic growth and inflation. Consistent with the risk-on environment in 2016, corporate bonds outperformed Treasuries, with High Yield bonds generating especially strong gains during the period.

After a year of strong returns across many asset classes, we believe that now is a good time to evaluate your financial situation. While determining an appropriate risk/return profile and portfolio allocation is always difficult, the advice of a financial advisor can help illuminate the path to addressing your long-term investment goals.

We appreciate the opportunity you have given us and hope to remain part of your investment plan in the years to come.

Sincerely,

Jill T. McGruder

President

Touchstone Variable Series Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Active Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Active Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed to build a broadly diversified portfolio of investments.

Fund Performance

The Touchstone Active Bond Fund outperformed its benchmark the Bloomberg Barclays U.S. Aggregate Bond Index for the 12-month period ended December 31, 2016. The Fund’s total return was 5.98 percent, while the benchmark’s total return was 2.65 percent.

Market Environment

Risk markets performed well over the course of the 12-month period ended December 31, 2016, but the ride was not always a smooth one. Influential market events rattled markets throughout the year, but the resulting volatility proved temporary in each case. Risk assets started the period with weak returns, as the markets faced the possibility of a hard landing for the Chinese economy and a steep decline in oil prices during the first quarter. After oil prices bottomed and economic data allayed investor fears, credit spreads began to tighten and largely continued to do so through Britain’s vote to leave the European Union (Brexit) in June. Then came the unexpected results of the U.S. presidential election in November and the U.S. Federal Reserve Board’s (Fed) decision to raise interest rates in December. The election sparked a late rally in investor sentiment and risk assets, as the markets ended 2016 in a wave of optimism for the prospect of increased domestic growth in 2017.

The yield curve shifted higher during the year with all maturities along the curve rising, though year-over-year comparisons obscure two distinct market regimes during the course of 2016. Yields on the U.S. 10-year Treasury started the year above 2 percent, and then declined for the first half of the period in response to slower economic growth in China and concerns about the potential effects of Brexit. After bottoming at 1.36 percent in early July, interest rates reversed their course and trended higher through December, ending the year higher than they began due to steady underlying economic fundamentals and resilient consumer spending. Rates were also buoyed by renewed optimism surrounding the incoming administration’s stated agenda for tax reform, fiscal expansion and deregulation and its implications for higher economic growth.

Against this backdrop, bond markets were positive across all underlying sectors within the benchmark. Investment Grade and High Yield Bonds along with securitized assets (Mortgage-Backed Securities, Asset-Backed Securities and Commercial Mortgage-Backed Securities), outperformed U.S. Treasuries during the period.

Portfolio Review

The Fund outperformed during the 12-month period due to broad contributions from many areas of the Fund. The Fund’s allocation to High Yield Bonds and other non-U.S. Treasury sectors, positive security selection in Investment Grade Corporate Bonds and securitized assets, and active management of interest rate exposures all contributed positively to performance. The Fund maintained an overweight to the High Yield Bond sector, as the sub-advisor believed that sector offered appropriate compensation for its credit and liquidity risk. While the High Yield exposure was a significant contributor, the Fund’s positions in other non-Treasury sectors also benefited performance as risk premiums across the bond market contracted significantly during the period.

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

As credit spreads widened significantly in late January and early February 2016, the sub-advisor added to the Fund’s credit risk exposure to reflect the increasingly attractive valuations being offered. In the sub-advisor’s view, there was a dislocation between valuations and their macroeconomic outlook, prompting the increase in exposure to risk assets. This positioning proved beneficial as spreads peaked in mid-February then began to contract for the remainder of 2016. While the Fund maintained a moderate risk position throughout the year given the sub-advisor’s positive macro outlook on U.S. economic growth and accommodative financial conditions, they did reduce the Fund’s overall risk as valuations gradually became richer in the second half of the year. This was accomplished primarily through a reduced exposure to High Yield Bonds.

In terms of interest rate risk and yield curve positioning, the Fund predominantly maintained a neutral duration relative to the benchmark for the period. However short-term tactical shifts, such as opportunistic investments in U.S. Treasury Inflation Protected Securities (TIPS), had a positive impact on Fund performance. As the risk for higher rates became increasingly more likely due to market optimism over improved economic growth, the portfolio adopted a slightly short bias versus the benchmark while making tactical moves to adjust the overall duration of the portfolio in response to short-term dislocations.

Outlook

The sub-advisor believes the greatest opportunities for the Fund come from continued outperformance of risk assets, which will likely be driven by U.S. economic growth, accommodative financial conditions and follow-through on the fiscal policy expectations built into asset prices. The attractiveness to credit exposure is now more a function of carry than the expectation that spreads will tighten further. Given financial conditions that remain relatively easy and with recession risk increasingly low, the sub-advisor continues to be comfortable having an overweight to credit risk. That said, valuations have generally adjusted to a more positive outlook, particularly within High Yield Bonds. As such, the sub-advisor has recently reduced spread risk in the Fund by decreasing exposure to the sector.

Execution risks related to the incoming administration’s agenda for fiscal expansion pose a risk as markets have, in general, already priced in the benefits of such policies. Going forward, the sub-advisor believes global central banks will need to maintain accommodative policies to support nascent recoveries abroad, particularly in Europe. Additionally, rate hikes by the Fed, of which the market has priced in at least two, will further tighten financial conditions as the year progresses.

The Fund’s positioning reflects the sub-advisor’s outlook that the balance of risk is to higher growth and interest rates, though near-term fundamentals need to remain solid and there needs to be tangible progress on fiscal policy to support a sustained upward shift in growth. Thus far, this expectation appears to be reasonable. Global factors will be watched closely for any broader impact which might influence the economic outlook. The sub-advisor expects higher volatility in the coming year, and will tactically adjust positioning in risk assets and rates in response to take advantage of short-term opportunities.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Active Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was January 1, 1999.

Note to Chart

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

6

Management's Discussion of Fund Performance (Unaudited)

Touchstone Focused Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to invest in companies of all capitalizations that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). The sub-advisor believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Touchstone Focused Fund outperformed its benchmark, the Russell 3000® Index, for the 12-month period ended December 31, 2016. The Fund’s total return was 13.11 percent while the benchmark’s total return was 12.74 percent.

Market Environment

During 2016, U.S. equities continued the bull market that began in 2009 as the market finished the year at all-time highs. Investors shrugged off the sting of a positive vote in the UK to exit the European Union earlier in the year and enjoyed the stabilization of commodities throughout 2016. The market ended the year strong as investors cheered President-elect Donald Trump’s pro-growth agenda which also led to rising interest rates as inflationary expectations increased. The top-performing sectors within the Russell 3000® Index were Energy, Telecommunication Services, and Financials. Lagging the index the most were Health Care, Consumer Discretionary and Consumer Staples.

Portfolio Review

Outperformance was primarily attributable to stock selection. LinkedIn Corp. (Information Technology sector), Sysco Corp. (Consumer Staples sector) and Halliburton Co. (Energy sector) were among the top performing stocks during the past 12 months. LinkedIn was one of the top performing names in the Fund in 2016 as the company was acquired by Microsoft Corp. (Information Technology) at a significant premium. Despite numerous headwinds in its core food distribution business, Sysco surprised investors by increasing its outlook driven primarily by rising profit margins. Halliburton rebounded from a difficult 2015 as crude prices stabilized leading to the expectation of increased spending by its customers.

Novartis AG (Health Care sector), Stericycle Inc. (Industrials sector) and Abbott Laboratories (Health Care sector) were among the stocks that detracted from performance. Novartis lowered guidance in 2016 blaming additional investments needed to support its key heart failure drug along with continued weakness in its eye care segment. Shares in Stericycle underperformed after the company reported weaker than expected organic growth in its core industrial waste business. Abbott Labs declined as investors became concerned about the valuation it is paying for rival St. Jude Medical.

During the past 12 months, the Fund increased its weighting in Real Estate, Telecommunication Services, Consumer Discretionary, and Industrials. The Fund decreased its weighting in Materials, Consumer Staples, Health Care, and its cash position. From a market cap perspective the Fund currently has a zero weight in smaller cap stocks (companies with a market cap below $2 billion) and an underweight to mid-cap businesses compared to the benchmark. Throughout the year the Fund continued to increase its weight in larger cap businesses (companies with a market cap above $10 billion) to an overweight position relative to the benchmark.

7

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

U.S. equities, bond yields and the dollar have all surged since the November presidential election amid expectations that the new administration will pursue a pro-growth strategy. While there are valid reasons for expecting the economy to accelerate in the next year or two, there are also considerable risks that need to be weighed. They include the possibility the economy fails to meet high expectations, the prospect for outsized budget and trade deficits in the next few years, and the increased possibility of a trade war with China and a further weakening of the European Union.

Weighing these considerations, our outlook for the stock market is mixed. Stronger growth would lift corporate profits, which had stagnated until the second half of 2016. However, valuations are somewhat stretched. Rising interest rates and a strong dollar would be impediments. The clearer call, in the sub-advisor’s view, is that rotation away from Utility stocks and other high dividend-paying equities is likely to continue.

The sub-advisor continues to focus on buying and holding high quality businesses with solid returns on capital, strong balance sheets and sustainable barriers to entry.

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Focused Fund and the Russell 3000® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was November 21, 1994.

Note to Chart

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

9

Management's Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Core Equity Fund

Sub-Advised by London Company of Virginia, LLC d/b/a The London Company

Investment Philosophy

The Touchstone Large Cap Core Equity Fund seeks to provide investors with long-term capital growth by investing primarily in common stocks of large-cap U.S. listed companies. The sub-advisor, The London Company, uses a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings to value ratio, free cash flow and return on equity. Fund management seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns of unleveraged operating capital, run by shareholder-oriented management and trading at a discount to the company’s respective private market values.

Fund Performance

The Touchstone Large Cap Core Equity Fund underperformed its benchmark, the Russell 1000® Index, for the 12-month period ended December 31, 2016. The Fund’s total return was 8.84 percent, while the benchmark’s total return was 12.05 percent.

Market Environment

Market volatility was consistent during the trailing twelve months, with the overall market experiencing a strong rally in the second half of the year. Generally, the market rewarded more cyclical companies, value stocks, and those stocks with higher beta1 and smaller market capitalizations. At the beginning of the year, investors’ overriding concerns about a slowdown in China’s economy and commodity weakness contributed to one of the worst first quarter starts in history. Mid-year, growing apprehension about rising interest rates, Britain’s exit from the European Union (Brexit), and uncertainty related to the U.S. presidential election all led to increased short-term volatility. However, improved economic data and optimism surrounding potential reductions in corporate and individual taxes, greater infrastructure spending, less government oversight and repatriation of foreign earnings helped the market rally toward the end of the year. As expected, the U.S. Federal Reserve Board (Fed) increased interest rates by 0.25 percent in December 2016.

Portfolio Review

The Fund’s sector allocation contributed to performance while stock selection detracted during the period. From a sector perspective, the Fund’s overweight to the Financials sector and underweight to the Health Care sector positively impacted relative performance. This was partially offset by the negative impact of the Fund’s overweight to the Consumer Discretionary sector and an underweight to the Energy sector. Benchmark performance was led by the Energy, Telecommunication Services, and Financials sectors, while the Health Care and Real Estate sectors lagged.

Among the individual stocks that contributed to performance during the period were Deere & Co., General Dynamics Corp., Norfolk Southern Corp. (all from the Industrials sector), Alleghany Corp. (Financials sector) and Altria Group Inc. (Consumer Staples sector). Deere is a manufacturer of agricultural, construction and forestry machinery. The stock increased meaningfully, which was driven by the expectation of greater industrial growth in the economy as well as optimism that the agriculture cycle has neared the bottom. After years of weak demand for global farm equipment, the sub-advisor believes Deere is positioned well going forward. General Dynamics, an aerospace and defense company, outperformed, which reflected solid performance in the defense business and stabilization in the company’s subsidiary, Gulfstream Aerospace Corp. Following the presidential election, the outlook for defense spending improved and thus the sub-advisor believes General Dynamics is expected to be positioned well for growth going forward. The sub-advisor believes the company’s strong balance sheet should also limit significant downside. Transportation company Norfolk Southern rallied

10

Management's Discussion of Fund Performance (Unaudited) (Continued)

during the year as the macro environment showed signs of improvement and the company was able to effectively manage expenses through soft market conditions. The company has benefited from a solid balance sheet and the sub-advisor believes there is room for additional margin expansion via cost savings. Alleghany, an investment holding company, outperformed as a result of better than expected underwriting, strong investment income and improved profitability. The company also consistently grew its book value during the year, which benefited the stock. Long term, the sub-advisor believes the company should continue to increase its book value, thus driving the stock higher. Altria, a tobacco and cigarette company, posted solid financial results, including share gains and margin improvement. The company’s pricing power was evident in the consolidating tobacco industry and the company continued to return cash to shareholders via dividends and share repurchases.

Among the individual stocks that detracted from Fund performance were Eli Lilly and Co., Bristol-Myers Squibb Co. (both from the Health Care sector), Edgewell Personal Care Co. (Consumer Staples sector), Carnival Corp. and Dollar Tree Inc. (both from the Consumer Discretionary sector). Eli Lilly, a pharmaceutical company, moved lower following reports of a slightly weaker than expected fourth quarter and negative data surrounding one of its promising drugs for Alzheimer’s disease. The sub-advisor remains attracted to the company’s strong balance sheet, cash flow generation and favorable history of turning research and development spending into successful drugs. Edgewell Personal Care, a consumer products company, reported results that were better than expected in the fourth quarter but overriding concerns about the competitive industry environment negatively impacted the stock. Foreign exchange rates also detracted. The sub-advisor remains attracted to the company’s strong brands in large markets and its long-term potential for mergers and acquisitions (M&A) activity.

Bristol-Myers, a biopharmaceutical company, traded down during the year as it faced poor trial results in one of its flagship drugs OPDIVO®. Investors were optimistic about OPDIVO®, so the news came as a surprise. Bristol-Myers also faced pressure from negative pharmaceutical headlines throughout the year. However, the sub-advisor remains attracted to the company’s strong portfolio and pipeline. Cruise line operator Carnival was volatile all year. While the company reported solid results with improved bookings and onboard spending, performance was offset by investors’ concerns about weak global gross domestic product (GDP) growth and the potential for excess capacity in some markets. The sub-advisor believes pricing should improve over time as the industry has high barriers to entry. Dollar Tree, a discount variety store chain, was volatile during the year but ended relatively flat. Investors’ concerns surrounding weak same-store sales at the company’s acquired Family Dollar stores pressured the stock. Long term, the sub-advisor believes there is significant room for margin expansion at Family Dollar while the legacy Dollar Tree stores should continue to post industry-leading results.

During the period, the Fund sold its positions in ConocoPhillips (Energy sector), Pfizer Inc. (Health Care sector), EMC Corp., Microsoft Corp. and International Business Machines Corp. (all from Information Technology sector). The Fund trimmed positions in Bristol-Myers Squibb (Health Care sector), Altria Group (Consumer Staples sector), Visa Inc. (Information Technology sector), Lowe’s Companies Inc. (Consumer Discretionary sector), The Mosaic Co. (Materials sector) and Bank of America Corp. (Financials sector).

During the twelve-month period, the Fund initiated positions in General Electric Co. (Industrials sector), Progressive Corp. (Financials sector), NIKE Inc. (Consumer Discretionary sector) and Apple Inc. (Information Technology sector). General Electric is a technology-driven industrial and financial services company that develops and manufactures products for the generation, transmission, distribution, control and utilization of electricity. The sub-advisor believes the company’s plan to create a simple, more valuable business by dramatically reducing the size of its financial services businesses will result in an increase in profitability, accountability and shareholder value. Progressive specializes in insurance products primarily related to motor vehicles. Progressive’s strong brand and conservative underwriting philosophy gave the company a wide moat in the volatile insurance market. Progressive has consistently operated a low-cost structure business, giving the company the ability to generate strong returns in competitive markets. The company has also returned significant amounts of capital back to shareholders through its consistent dividend and share buyback programs. NIKE is a market share leader in

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Management's Discussion of Fund Performance (Unaudited) (Continued)

the large and growing markets for sports apparel and shoes. The company’s competitive advantage stems from its leading brand and culture of innovation. This has led to pricing power and improving margins and returns. While the stock is not cheap, the sub-advisor believes downside is limited as a result of the company’s brand strength, business stability and solid balance sheet. Apple is a technology company that designs, develops and sells consumer electronics. Historically, the company has generated very high margins and returns on capital, which has been driven by Apple’s ability to integrate hardware, software and services into differentiated devices such as the iPhone. While the company’s strong track record of innovation is impressive, the key to the sub-advisor’s thesis is the limited downside from current levels.

Outlook

U.S. economic data showed marked improvement late in 2016, which helped drive stocks higher. In addition to a stronger economy, some investors are enthusiastic about a change in presidential leadership and the potential for lower corporate and individual taxes, less regulatory oversight, repatriation of foreign earnings and greater infrastructure spending. While the new administration may lead to an increase in GDP growth, it could detract from the U.S. budget. What president Donald Trump decides to pursue is still uncertain; however, it is clear that the U.S. economy has generated moderate growth with a relatively strong labor market. Further, the sub-advisor believes the U.S. consumer is in good shape, which bodes well for future spending. While interest rates may move higher over the next few months, the sub-advisor believes rates will remain low relative to history for some time, and low rates could be positive for equity market valuations.

Going forward, the sub-advisor believes company-specific fundamentals will drive the market and investors will reward companies that wisely deploy capital, repurchase shares at attractive prices and engage in M&A activity. Further, the sub-advisor believes the Fund’s downside risk can be mitigated by the Fund’s focus on those companies with pricing power, copious cash generation and prudent capital allocation. The sub-advisor seeks companies with strong returns on capital and flexibility to enhance shareholder value using the balance sheet. Low interest rates and relatively high equity risk premiums can also enable companies to increase shareholder value by adjusting the capital structure of the company. Looking ahead, the sub-advisor believes the Fund is positioned well for a slow growth environment that rewards strong capital allocation.

[1]	Beta is a measure of the volatility of a portfolio relative to its benchmark.

12

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Large Cap Core Equity Fund and the Russell 1000® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was May 1, 1999.

Note to Chart

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

13

Management's Discussion of Fund Performance (Unaudited)

Touchstone ETF Funds

Sub-Advised by Wilshire Associates Incorporated

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Effective April 30, 2016, Wilshire Associates Incorporated (“Wilshire”) was appointed as sub-advisor to the Touchstone Aggressive ETF Fund, the Touchstone Conservative ETF Fund and the Touchstone Moderate ETF Fund. Concurrent with this change, the Funds’ Principal Investment Strategies, Principal Risks and benchmark index have changed to reflect those of Wilshire’s strategy. Todd Asset Management LLC was sub-advisor to the Funds from January 1, 2016 to April 29, 2016.

Investment Philosophy

Three funds which invest in Exchanged Traded Funds (ETFs) are available for investors seeking “lifestyle” products for their annuity holdings. The three strategic options include: the Conservative, Moderate, and Aggressive ETF Funds. These funds allocate their assets among up to ten ETFs. These ten ETF selections generally do not change dramatically over time. The more conservative fund has a higher bond weighting and the more aggressive fund has a lower bond weighting.

Fund Performance

The Touchstone Aggressive ETF Fund outperformed its benchmark, the S&P Target Risk® Aggressive Index, for the 12-month period ended December 31, 2016. The Fund’s total return was 7.96 percent while the total return of the benchmark was 7.66 percent. The Touchstone Conservative ETF Fund underperformed its benchmark, the S&P Target Risk® Moderate Index, for the 12-month period ended December 31, 2016. The Fund’s total return was 5.58 percent while the total return of the benchmark was 5.63 percent. The Touchstone Moderate ETF Fund outperformed its benchmark , the S&P Target Risk® Growth Index, for the 12-month period ended December 31, 2016. The Fund’s total return was 6.85 percent while the total return of the benchmark was 6.67 percent.

Market Environment

The broad U.S. stock market posted strong gains for 2016. Nearly all sectors were positive during the year. The best performing sector was Energy, followed by Telecommunication Services and Financials. The main laggard was the Health Care sector. During the calendar year, large-cap stocks underperformed their small-cap counterparts and growth stocks trailed value stocks in both the large- and small-cap spaces. Outside the U.S., developed and emerging equity markets were in positive territory for 2016. During the fourth quarter, however, foreign markets softened as results of the U.S. election led to investor fears of weakening prospects for global trade and diminishing exports from emerging market countries. Higher U.S. interest rates and a stronger dollar also hurt returns in the fourth quarter.

After falling for much of the first half of 2016, U.S. Treasury yields reversed course and moved higher for the remainder of the year. The bellwether 10-year Treasury yield finished 2015 at 2.27 percent, reached a historic low of 1.37 percent in early July before climbing to end 2016 at 2.45 percent, accelerating its rise after the November election. At its December meeting, the U.S. Federal Reserve Board decided to increase its overnight rate by 0.25 percent, for only the second time since 2008.

Real estate securities were up for the year, both in the U.S. and globally. Commodities were up for the year as crude oil rose from $37.87 per barrel to $53.72 per barrel. Natural gas prices were up with a gain of 63 percent,

14

Management's Discussion of Fund Performance (Unaudited) (Continued)

ending the year at $3.72 per million BTUs. MLP (Master Limited Partnership) returns were positive as the sector benefited from an agreement by oil producers that is aimed at balancing supply and demand. Gold prices rose and fell throughout 2016, but finished with a return of 8.59 percent for the year.

Portfolio Review

The Touchstone Conservative ETF Fund underperformed its benchmark during 2016, while the Touchstone Moderate ETF and Touchstone Aggressive ETF outperformed their benchmarks. The Funds’ investments are determined by an optimization process that considers the long-term historical risk and return profiles of various asset classes. For instance, non-U.S. equities have been included due to the diversification benefits they provided to the Funds as a whole. During the 2016 market environment, when non-U.S. equities underperformed U.S. stocks, the underweight positioning in the ETFs relative to their respective benchmarks contributed to relative performance. Similarly, the overweight of the Touchstone Aggressive ETF and the Touchstone Conservative ETF to mid- and small-cap stocks within their U.S. equity allocations was advantageous to relative returns.

The ETF Funds have slowly migrated towards a more conservative positioning based upon the sub-advisor’s rising concern that equity markets may suffer from investor and economic uncertainty. The sub-advisor believes the changes made increased portfolio diversification, reduced equity market risk and reduced the exposure to foreign equities. Within fixed income, the Funds have moved to increase positioning in investment grade fixed income versus lower quality credit based on rising global risk. Credit, however, continues to offer attractive spreads relative to investment grade fixed income so the sub-advisor does not yet believe it would be prudent to materially underweight credit.

Outlook

The sub-advisor believes there is little concern of a recession in the near term across most of the world’s major economies. Coupled with generally accommodative central banks, the sub-advisor believes this provides comfort that most asset classes are likely to avoid a short-term decline. Although the sub-advisor has modestly reduced risk relative to long-term targets, the sub-advisor is seeking to remain invested in risk assets. The sub-advisor believes the opportunities are more attractive in lower beta1, less economically sensitive equities. The sub-advisor also finds investments with a strong carry to be attractive, since the carry provides income without relying solely on capital appreciation to generate returns.

[1]	Beta is a measure of the volatility of a portfolio relative to its benchmark.

15

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Aggressive ETF Fund, the S&P Target Risk® Aggressive Index, the S&P Composite
1500® Index and the Blend: 80% S&P Composite 1500® Index/20% Bloomberg Barclays U.S.
Aggregate Bond Index

*The launch date of the S&P Target Risk® Aggressive Index was September 25, 2008. All information for the index prior to its launch date is back-tested, based on the methodology that was in effect on the launch date. Back-tested performance, which is hypothetical and not actual performance, is subject to inherent limitations because it reflects application of an Index methodology and selection of index constituents in hindsight. No theoretical approach can take into account all of the factors in the markets in general and the impact of decisions that might have been made during the actual operation of an index. Actual returns may differ from, and be lower than, back-tested returns.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was July 16, 2004.

Notes to Chart

The S&P Target Risk® Aggressive Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Aggressive Index emphasizes exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations to fixed income to enhance portfolio efficiency.

S&P Composite 1500® Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

16

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Conservative ETF Fund, the S&P Target Risk® Moderate Index, the Bloomberg
Barclays U.S. Aggregate Bond Index and the Blend: 35% S&P Composite 1500® Index /65%
Bloomberg Barclays U.S. Aggregate Bond Index

*The launch date of the S&P Target Risk® Moderate Index was September 25, 2008. All information for the index prior to its launch date is back-tested, based on the methodology that was in effect on the launch date. Back-tested performance, which is hypothetical and not actual performance, is subject to inherent limitations because it reflects application of an Index methodology and selection of index constituents in hindsight. No theoretical approach can take into account all of the factors in the markets in general and the impact of decisions that might have been made during the actual operation of an index. Actual returns may differ from, and be lower than, back-tested returns.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was July 16, 2004.

Notes to Chart

The S&P Target Risk® Moderate Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Moderate Index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

S&P Composite 1500® Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

17

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Moderate ETF Fund, the S&P Target Risk® Growth Index, the S&P Composite
1500® Index and the Blend: 60% S&P Composite 1500® Index/40% Bloomberg Barclays U.S.
Aggregate Bond Index

*The launch date of the S&P Target Risk® Growth Index was September 25, 2008. All information for the index prior to its launch date is back-tested, based on the methodology that was in effect on the launch date. Back-tested performance, which is hypothetical and not actual performance, is subject to inherent limitations because it reflects application of an Index methodology and selection of index constituents in hindsight. No theoretical approach can take into account all of the factors in the markets in general and the impact of decisions that might have been made during the actual operation of an index. Actual returns may differ from, and be lower than, back-tested returns.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The inception date of the Fund was July 16, 2004.

Notes to Chart

The S&P Target Risk® Growth Index is one of four multi-asset class indices that compose the S&P Target Risk Series. The S&P Target Risk® Growth Index increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

S&P Composite 1500® Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

18

Tabular Presentation of Portfolios of Investments (Unaudited)

December 31, 2016

The illustrations below provide each Fund’s credit quality or sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Active Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	43.7%
AA/Aa	2.1
A/A	7.5
BBB/Baa	24.7
BB/Ba	12.0
B/B	4.7
CCC	1.2
Not Rated	1.8
Cash Equivalents	2.3
Total	100.0%

Touchstone Focused Fund
Sector Allocation**	(% of Net Assets)
Information Technology	19.2%
Financials	15.1
Health Care	14.2
Consumer Discretionary	13.7
Industrials	10.8
Energy	7.6
Consumer Staples	7.2
Real Estate	3.5
Telecommunication Services	2.6
Materials	2.4
Investment Fund	3.9
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

Touchstone Large Cap Core Equity Fund
Sector Allocation**	(% of Net Assets)
Financials	24.4%
Consumer Discretionary	21.9
Industrials	16.1
Information Technology	10.5
Consumer Staples	10.5
Health Care	6.1
Materials	4.9
Energy	2.7
Telecommunication Services	2.0
Investment Fund	1.0
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

Touchstone Aggressive ETF Fund
Sector Allocation	(% of Net Assets)
Exchange Traded Funds
Equity Funds	74.9%
Fixed Income Funds	22.4
Investment Fund	2.9
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

*	Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
**	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

19

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Conservative ETF
Sector Allocation	(% of Net Assets)
Exchange Traded Funds
Fixed Income Funds	60.9%
Equity Funds	36.9
Investment Fund	2.6
Other Assets/Liabilities (Net)	(0.4)
Total	100.0%

Touchstone Moderate ETF
Sector Allocation	(% of Net Assets)
Exchange Traded Funds
Equity Funds	55.9%
Fixed Income Funds	41.4
Investment Fund	3.0
Other Assets/Liabilities (Net)	(0.3)
Total	100.0%

20

Portfolio of Investments

Touchstone Active Bond Fund – December 31, 2016

Principal		Market
Amount		Value

	Corporate Bonds — 48.7%

	Financials — 10.3%
$22,000	Aircastle Ltd. (Bermuda),
	5.500%, 2/15/22	$23,320
134,000	Ally Financial, Inc., 8.000%, 11/1/31	155,105
344,000	Bank of America Corp., 6.100%(A)(B)	345,892
245,000	Bank of America Corp. MTN,
	4.000%, 1/22/25	245,308
200,000	Barclays PLC (United Kingdom),
	3.250%, 1/12/21	200,195
265,000	Capital One NA, 1.650%, 2/5/18	264,485
164,000	Chubb INA Holdings, Inc.,
	4.350%, 11/3/45	173,234
98,000	CIT Group, Inc., 5.000%, 8/15/22	102,165
320,000	Citigroup, Inc., 2.361%, 9/1/23(A)	326,363
125,000	Citigroup, Inc., 3.300%, 4/27/25	122,465
86,000	Citigroup, Inc., 6.125%(A)(B)	89,010
17,000	Credit Acceptance Corp.,
	6.125%, 2/15/21	17,170
27,000	Credit Acceptance Corp.,
	7.375%, 3/15/23	27,742
250,000	Credit Suisse Group Funding Guernsey Ltd. (Guernsey),
	2.750%, 3/26/20	247,830
175,000	Fifth Third Bancorp, 2.875%, 7/27/20	176,925
79,000	FirstCash, Inc., 6.750%, 4/1/21	81,568
130,000	General Electric Co. MTN,
	4.650%, 10/17/21	142,602
223,000	General Motors Financial Co., Inc.,
	3.200%, 7/13/20	223,671
7,000	General Motors Financial Co., Inc.,
	4.250%, 5/15/23	7,084
115,000	Goldman Sachs Group, Inc. (The),
	5.250%, 7/27/21	126,039
86,000	Goldman Sachs Group, Inc. (The),
	5.375%(A)(B)	86,860
300,000	Goldman Sachs Group, Inc. (The),
	5.700%(A)(B)	307,440
200,000	HSBC Holdings PLC (United Kingdom),
	2.499%, 1/5/22(A)	203,727
250,000	Huntington National Bank (The),
	2.200%, 11/6/18	250,708
105,000	International Lease Finance Corp.,
	5.875%, 8/15/22	113,925
145,000	JPMorgan Chase & Co.,
	3.250%, 9/23/22	146,637
300,000	JPMorgan Chase & Co., 5.150%(A)(B)	286,920
48,000	JPMorgan Chase & Co., 5.300%(A)(B)	48,987
60,000	MetLife, Inc., 5.250%(A)(B)	60,750
80,000	Morgan Stanley, 3.950%, 4/23/27	79,193
24,000	Navient Corp., 5.000%, 10/26/20	24,480
19,000	Navient Corp., 5.875%, 10/25/24	18,050
79,000	Navient Corp. MTN, 6.125%, 3/25/24	76,729
44,000	OneMain Financial Holdings LLC, 144a, 7.250%, 12/15/21	45,870
160,000	PNC Bank NA, 2.700%, 11/1/22	157,507
165,000	Prudential Financial, Inc.,
	5.625%, 6/15/43(A)	171,394
43,000	Quicken Loans, Inc., 144a,
	5.750%, 5/1/25	41,818
130,000	Teachers Insurance & Annuity Association of America, 144a,
	6.850%, 12/16/39	168,704
275,000	Wells Fargo & Co., 5.900%(A)(B)	276,375
		5,664,247

	Consumer Discretionary — 9.0%
16,000	ACCO Brands Corp., 144a,
	5.250%, 12/15/24	16,110
64,000	Albea Beauty Holdings SA (Luxembourg), 144a,
	8.375%, 11/1/19	66,560
36,000	Allegion US Holding Co., Inc.,
	5.750%, 10/1/21	37,620
10,000	AMC Entertainment Holdings, Inc.,
	5.750%, 6/15/25	10,225
29,000	AMC Entertainment Holdings, Inc., 144a, 5.875%, 11/15/26	29,652
13,000	AMC Networks, Inc., 4.750%, 12/15/22	13,081
9,000	American Builders & Contractors Supply Co., Inc., 144a,
	5.750%, 12/15/23	9,270
146,000	Anheuser-Busch InBev Finance, Inc.,
	4.900%, 2/1/46	157,807
230,000	AutoNation, Inc., 5.500%, 2/1/20	247,173
36,000	Belo Corp., 7.250%, 9/15/27	38,070
47,000	Brinker International, Inc., 144a,
	5.000%, 10/1/24	46,882
28,000	Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. (Canada), 144a, 6.125%, 7/1/22	28,140
21,000	Cable One, Inc., 144a, 5.750%, 6/15/22	21,630
104,000	Cablevision Systems Corp.,
	5.875%, 9/15/22	101,400
28,000	CalAtlantic Group, Inc.,
	5.375%, 10/1/22	28,560
5,000	Cardtronics, Inc., 5.125%, 8/1/22	5,038
215,000	CBS Corp., 4.900%, 8/15/44	215,214
59,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.375%, 5/1/25	60,770
142,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.750%, 2/15/26	146,970
46,000	Cequel Communications Holdings I LLC / Cequel Capital Corp., 144a,
	6.375%, 9/15/20	47,380
52,000	Cogeco Communications, Inc. (Canada), 144a, 4.875%, 5/1/20	53,495
210,000	Delphi Automotive PLC (Jersey),
	3.150%, 11/19/20	213,362
86,000	DISH DBS Corp., 5.875%, 7/15/22	90,515
35,000	DISH DBS Corp., 7.875%, 9/1/19	38,850
182,000	Dollar General Corp., 3.250%, 4/15/23	179,602
24,000	Dollar Tree, Inc., 5.750%, 3/1/23	25,412
80,000	Ford Motor Co., 4.750%, 1/15/43	75,953

21

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 48.7% (Continued)

	Consumer Discretionary — (Continued)
$205,000	Forest Laboratories LLC, 144a,
	5.000%, 12/15/21	$221,643
10,000	GLP Capital LP / GLP Financing II, Inc.,
	5.375%, 11/1/23	10,700
47,000	GLP Capital LP / GLP Financing II, Inc.,
	5.375%, 4/15/26	49,016
51,000	Goodyear Tire & Rubber Co. (The),
	8.750%, 8/15/20	60,818
41,000	Hanesbrands, Inc., 144a,
	4.625%, 5/15/24	39,770
150,000	Home Depot, Inc. (The),
	5.950%, 4/1/41	190,690
200,000	Imperial Brands Finance PLC (United Kingdom), 144a, 3.500%, 2/11/23	201,097
34,000	International Game Technology PLC (United Kingdom), 144a,
	5.625%, 2/15/20	35,870
18,000	International Game Technology PLC (United Kingdom), 144a,
	6.250%, 2/15/22	19,305
24,000	L Brands, Inc., 5.625%, 2/15/22	25,620
17,000	Lennar Corp., 4.875%, 12/15/23	16,830
13,000	Live Nation Entertainment, Inc., 144a,
	4.875%, 11/1/24	13,032
19,000	LKQ Corp., 4.750%, 5/15/23	18,905
28,000	LSC Communications, Inc., 144a,
	8.750%, 10/15/23	28,140
40,000	M/I Homes, Inc., 6.750%, 1/15/21	41,702
22,000	Mattamy Group Corp. (Canada), 144a,
	6.875%, 12/15/23	22,275
47,000	MDC Partners, Inc. (Canada), 144a,
	6.500%, 5/1/24	42,300
24,000	Men's Wearhouse, Inc. (The),
	7.000%, 7/1/22	23,520
25,000	Meritage Homes Corp.,
	7.150%, 4/15/20	27,125
65,000	MGM Resorts International,
	6.000%, 3/15/23	70,200
160,000	Mylan NV (Netherlands), 144a,
	3.000%, 12/15/18	161,157
52,000	NCL Corp. Ltd. (Bermuda), 144a,
	4.625%, 11/15/20	52,910
23,000	NCL Corp. Ltd. (Bermuda), 144a,
	4.750%, 12/15/21	22,986
8,000	Netflix, Inc., 5.750%, 3/1/24	8,560
26,000	Netflix, Inc., 5.875%, 2/15/25	28,048
154,000	Newell Brands, Inc., 2.875%, 12/1/19	156,746
103,000	Newell Brands, Inc., 4.200%, 4/1/26	107,509
44,000	Nexstar Broadcasting, Inc., 144a,
	6.125%, 2/15/22	45,540
24,000	PulteGroup, Inc., 5.500%, 3/1/26	23,820
43,000	Quad/Graphics, Inc., 7.000%, 5/1/22	41,925
57,000	Quebecor Media, Inc. (Canada),
	5.750%, 1/15/23	59,138
26,574	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer,
	6.875%, 2/15/21	27,344
37,000	Royal Caribbean Cruises Ltd. (Liberia),
	5.250%, 11/15/22	39,544
20,000	Sabre GLBL, Inc., 144a,
	5.250%, 11/15/23	20,537
55,000	Sabre GLBL, Inc., 144a,
	5.375%, 4/15/23	56,100
240,000	Scripps Networks Interactive, Inc.,
	2.750%, 11/15/19	243,404
15,000	Service Corp. International,
	8.000%, 11/15/21	17,475
40,000	ServiceMaster Co. LLC (The), 144a,
	5.125%, 11/15/24	40,600
204,000	Shire Acquisitions Investments Ireland DAC (Ireland),
	2.400%, 9/23/21	197,061
12,000	Sirius XM Radio, Inc., 144a,
	5.375%, 4/15/25	11,940
77,000	Sirius XM Radio, Inc., 144a,
	5.375%, 7/15/26	75,268
34,000	Sonic Automotive, Inc.,
	7.000%, 7/15/22	35,615
55,000	Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 144a,
	5.250%, 4/15/21	56,375
11,000	TEGNA, Inc., 144a, 4.875%, 9/15/21	11,192
21,000	Tenneco, Inc., 5.000%, 7/15/26	20,606
30,000	Toll Brothers Finance Corp.,
	4.875%, 11/15/25	29,475
34,000	Toll Brothers Finance Corp.,
	5.875%, 2/15/22	36,890
25,000	TRI Pointe Group, Inc., 4.875%, 7/1/21	25,500
14,000	United Rentals North America, Inc.,
	4.625%, 7/15/23	14,280
22,000	United Rentals North America, Inc.,
	5.750%, 11/15/24	23,100
23,000	Vista Outdoor, Inc., 5.875%, 10/1/23	24,078
11,000	ZF North America Capital, Inc., 144a,
	4.500%, 4/29/22	11,344
44,000	ZF North America Capital, Inc., 144a,
	4.750%, 4/29/25	44,770
		4,934,136

	Energy — 6.2%
37,000	Antero Resources Corp.,
	5.375%, 11/1/21	37,832
53,000	Archrock Partners LP / Archrock Partners Finance Corp.,
	6.000%, 4/1/21	51,410
276,000	Boardwalk Pipelines LP, 3.375%, 2/1/23	262,747
92,000	Buckeye Partners LP, 4.150%, 7/1/23	93,094
150,000	Cenovus Energy, Inc. (Canada),
	6.750%, 11/15/39	167,246
7,000	Continental Resources, Inc.,
	4.500%, 4/15/23	6,860

22

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 48.7% (Continued)

	Energy — (Continued)
$52,000	Continental Resources, Inc.,
	5.000%, 9/15/22	$52,488
37,000	DCP Midstream LLC, 144a,
	5.350%, 3/15/20	38,388
104,000	Enterprise Products Operating LLC,
	7.000%, 6/1/67(A)	88,400
22,000	FTS International, Inc., 144a,
	8.463%, 6/15/20(A)	22,000
71,000	Genesis Energy LP / Genesis Energy Finance Corp., 5.750%, 2/15/21	71,710
45,000	Gibson Energy, Inc. (Canada), 144a,
	6.750%, 7/15/21	46,688
40,000	Gulfport Energy Corp., 144a,
	6.375%, 5/15/25	40,508
24,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 5.000%, 12/1/24	23,820
8,000	Holly Energy Partners LP / Holly Energy Finance Corp., 144a,
	6.000%, 8/1/24	8,340
113,000	HollyFrontier Corp., 5.875%, 4/1/26	115,476
158,000	Kinder Morgan Energy Partners LP,
	3.500%, 9/1/23	155,835
205,000	Marathon Oil Corp., 2.800%, 11/1/22	196,034
123,000	Midcontinent Express Pipeline LLC, 144a, 6.700%, 9/15/19	129,150
44,000	Nabors Industries, Inc.,
	4.625%, 9/15/21	44,727
46,000	Newfield Exploration Co.,
	5.625%, 7/1/24	47,955
25,000	NuStar Logistics LP, 4.800%, 9/1/20	25,062
16,000	NuStar Logistics LP, 6.750%, 2/1/21	17,280
130,000	Occidental Petroleum Corp.,
	4.100%, 2/15/47	126,625
23,000	PDC Energy, Inc., 144a,
	6.125%, 9/15/24	23,518
135,000	Petroleos Mexicanos (Mexico),
	4.500%, 1/23/26	122,985
100,000	Petroleos Mexicanos (Mexico), 144a,
	5.375%, 3/13/22	102,398
57,000	Precision Drilling Corp. (Canada),
	5.250%, 11/15/24	53,295
3,000	Precision Drilling Corp. (Canada), 144a,
	7.750%, 12/15/23	3,165
24,000	QEP Resources, Inc., 5.375%, 10/1/22	24,060
33,000	QEP Resources, Inc., 6.800%, 3/1/20	34,320
99,000	Range Resources Corp., 144a,
	5.000%, 8/15/22	98,381
20,000	Range Resources Corp., 144a,
	5.750%, 6/1/21	20,950
17,000	Rose Rock Midstream LP / Rose Rock Finance Corp., 5.625%, 7/15/22	16,702
57,000	Rose Rock Midstream LP / Rose Rock Finance Corp.,
	5.625%, 11/15/23	55,575
21,000	Sabine Pass Liquefaction LLC,
	5.625%, 2/1/21	22,470
41,000	Sabine Pass Liquefaction LLC,
	5.625%, 3/1/25	43,870
174,000	Sabine Pass Liquefaction LLC, 144a,
	5.000%, 3/15/27	175,522
42,000	SemGroup Corp., 7.500%, 6/15/21	43,260
46,000	SESI LLC, 6.375%, 5/1/19	46,000
210,000	Shell International Finance BV (Netherlands), 1.875%, 5/10/21	205,321
11,000	SM Energy Co., 6.750%, 9/15/26	11,330
48,000	Southwestern Energy Co.,
	4.100%, 3/15/22	45,350
38,000	Southwestern Energy Co.,
	5.800%, 1/23/20	39,140
17,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp.,
	7.500%, 7/1/21	17,850
6,000	Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.250%, 1/15/25	6,128
21,000	Tesoro Logistics LP / Tesoro Logistics Finance Corp., 5.875%, 10/1/20	21,656
47,000	Transocean Phoenix 2 Ltd. (Cayman Islands), 144a, 7.750%, 10/15/24	49,585
49,000	Tullow Oil PLC (United Kingdom), 144a, 6.000%, 11/1/20	46,672
79,000	Unit Corp., 6.625%, 5/15/21	76,630
25,000	Weatherford International Ltd (Bermuda), 6.500%, 8/1/36	20,062
112,000	Williams Partners LP, 3.350%, 8/15/22	110,253
		3,406,123

	Telecommunication Services — 4.5%
96,000	Altice Financing SA (Luxemburg), 144a, 6.625%, 2/15/23	98,640
29,000	AMC Networks, Inc., 5.000%, 4/1/24	29,145
105,000	AT&T, Inc., 3.900%, 3/11/24	106,170
40,000	AT&T, Inc., 4.350%, 6/15/45	35,641
125,000	AT&T, Inc., 4.500%, 5/15/35	120,771
50,000	CenturyLink, Inc., 5.800%, 3/15/22	51,106
20,000	CenturyLink, Inc., 6.450%, 6/15/21	21,050
124,000	Charter Communications Operating LLC / Charter Communications Operating Capital,
	6.484%, 10/23/45	143,354
190,000	Comcast Corp., 1.625%, 1/15/22	182,118
52,000	CommScope, Inc., 144a,
	5.000%, 6/15/21	53,560
29,000	CSC Holdings LLC, 5.250%, 6/1/24	28,348
44,000	CSC Holdings LLC, 8.625%, 2/15/19	48,620
28,000	CSC Holdings LLC, 144a,
	10.125%, 1/15/23	32,340
225,000	Discovery Communications LLC,
	3.450%, 3/15/25	214,773
13,000	Frontier Communications Corp.,
	6.875%, 1/15/25	11,018
56,000	Frontier Communications Corp.,
	8.500%, 4/15/20	58,800

23

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 48.7% (Continued)

	Telecommunication Services — (Continued)
$82,000	Frontier Communications Corp.,
	10.500%, 9/15/22	$86,207
38,000	Gray Television, Inc., 144a,
	5.125%, 10/15/24	36,765
36,000	Intelsat Jackson Holdings SA (Luxembourg), 5.500%, 8/1/23	24,257
19,000	Intelsat Jackson Holdings SA (Luxembourg), 7.250%, 4/1/19	15,960
67,000	Intelsat Jackson Holdings SA (Luxembourg), 7.250%, 10/15/20	51,925
4,000	LIN Television Corp., 5.875%, 11/15/22	4,060
5,000	Match Group, Inc., 6.375%, 6/1/24	5,275
26,000	Nexstar Escrow Corp., 144a,
	5.625%, 8/1/24	25,805
170,000	Qwest Corp., 6.750%, 12/1/21	184,450
60,000	Sprint Communications, Inc.,
	6.000%, 11/15/22	60,450
5,000	Sprint Communications, Inc., 144a,
	7.000%, 3/1/20	5,425
70,000	Sprint Communications, Inc., 144a,
	9.000%, 11/15/18	77,175
10,000	Telecom Italia Capital SA (Luxembourg), 7.175%, 6/18/19	11,075
57,000	T-Mobile USA, Inc., 6.000%, 3/1/23	60,206
67,000	T-Mobile USA, Inc., 6.000%, 4/15/24	70,601
21,000	T-Mobile USA, Inc., 6.125%, 1/15/22	22,155
15,000	T-Mobile USA, Inc., 6.250%, 4/1/21	15,600
75,000	Univision Communications, Inc., 144a,
	6.750%, 9/15/22	78,750
16,000	UPCB Finance IV Ltd. (Cayman Islands), 144a, 5.375%, 1/15/25	16,120
275,000	Verizon Communications, Inc.,
	6.250%, 4/1/37	326,040
64,000	ViaSat, Inc., 6.875%, 6/15/20	65,920
		2,479,675

	Health Care — 4.2%
198,000	Abbott Laboratories,
	3.750%, 11/30/26	196,632
174,000	AbbVie, Inc., 4.450%, 5/14/46	166,610
55,000	Acadia Healthcare Co., Inc.,
	5.125%, 7/1/22	54,656
11,000	Acadia Healthcare Co., Inc.,
	5.625%, 2/15/23	11,000
23,000	Acadia Healthcare Co., Inc.,
	6.500%, 3/1/24	23,518
90,000	Actavis Funding SCS (Luxembourg),
	3.800%, 3/15/25	90,106
185,000	Catholic Health Initiatives,
	4.200%, 8/1/23	191,010
30,000	Centene Corp., 4.750%, 1/15/25	29,288
34,000	Centene Corp., 5.625%, 2/15/21	35,748
62,000	CHS / Community Health Systems, Inc., 7.125%, 7/15/20	47,139
11,000	CHS/Community Health Systems, Inc.,
	5.125%, 8/15/18†	10,780
21,000	Envision Healthcare Corp., 144a,
	6.250%, 12/1/24	22,155
160,000	Express Scripts Holding Co.,
	3.300%, 2/25/21	163,003
36,000	Grifols Worldwide Operations Ltd. (Ireland), 5.250%, 4/1/22	37,260
29,000	HCA, Inc., 5.375%, 2/1/25	29,072
28,000	HCA, Inc., 5.875%, 2/15/26	28,840
86,000	HCA, Inc., 6.500%, 2/15/20	94,084
14,000	Kindred Healthcare, Inc.,
	8.000%, 1/15/20	13,930
10,000	Kindred Healthcare, Inc.,
	8.750%, 1/15/23	9,350
29,000	LifePoint Health, Inc., 144a,
	5.375%, 5/1/24	28,406
44,000	Mallinckrodt International Finance SA (Luxembourg), 4.750%, 4/15/23	38,280
142,000	Ochsner Clinic Foundation,
	5.897%, 5/15/45	164,206
45,000	Select Medical Corp., 6.375%, 6/1/21	45,000
10,000	Teleflex, Inc., 4.875%, 6/1/26	9,900
28,000	Tenet Healthcare Corp.,
	4.500%, 4/1/21	27,720
38,000	Tenet Healthcare Corp.,
	4.750%, 6/1/20	38,380
55,000	Tenet Healthcare Corp.,
	6.000%, 10/1/20	57,612
13,000	Tenet Healthcare Corp., 144a,
	7.500%, 1/1/22	13,552
88,000	Teva Pharmaceutical Finance Netherlands III BV (Netherlands),
	2.200%, 7/21/21	84,188
190,000	Teva Pharmaceutical Finance
	Netherlands III BV (Netherlands),
	3.150%, 10/1/26	175,166
25,000	Universal Hospital Services, Inc.,
	7.625%, 8/15/20	24,750
39,000	Valeant Pharmaceuticals International,
	144a, 6.375%, 10/15/20	33,503
40,000	Valeant Pharmaceuticals International,
	144a, 6.750%, 8/15/21	33,200
67,000	Valeant Pharmaceuticals International, Inc. (Canada), 144a, 5.500%, 3/1/23	50,250
20,000	Valeant Pharmaceuticals International, Inc. (Canada), 144a, 6.125%, 4/15/25	15,025
29,000	Valeant Pharmaceuticals International, Inc. (Canada), 144a, 6.750%, 8/15/18	27,478
140,000	Zimmer Biomet Holdings, Inc.,
	3.150%, 4/1/22	139,617
60,000	Zimmer Biomet Holdings, Inc.,
	3.375%, 11/30/21	60,579
		2,320,993

	Information Technology — 4.0%
198,000	Activision Blizzard, Inc., 144a,
	6.125%, 9/15/23	216,634
148,000	Apple, Inc., 4.650%, 2/23/46	159,818

24

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 48.7% (Continued)

	Information Technology — (Continued)
$28,000	CDW LLC / CDW Finance Corp.,
	5.000%, 9/1/23	$28,035
205,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a,
	4.420%, 6/15/21	212,123
40,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a,
	5.450%, 6/15/23	42,430
16,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a,
	5.875%, 6/15/21	17,023
70,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a,
	7.125%, 6/15/24	77,712
64,000	Diebold Nixdorf, Inc., 8.500%, 4/15/24	68,320
206,000	Electronic Arts, Inc., 3.700%, 3/1/21	212,978
11,000	EMC Corp., 3.375%, 6/1/23†	10,189
230,000	Fidelity National Information Services, Inc., 3.625%, 10/15/20	238,112
37,000	First Data Corp., 144a, 5.000%, 1/15/24	37,197
38,000	First Data Corp., 144a, 5.375%, 8/15/23	39,425
212,000	Hewlett Packard Enterprise Co., 144a,
	2.450%, 10/5/17	213,179
22,000	Micron Technology, Inc., 144a,
	7.500%, 9/15/23	24,365
85,000	Microsoft Corp., 3.500%, 2/12/35	81,819
42,000	NCR Corp., 4.625%, 2/15/21	42,756
41,000	Open Text Corp. (Canada), 144a,
	5.875%, 6/1/26	43,255
170,000	Oracle Corp., 2.650%, 7/15/26	161,366
200,000	QUALCOMM, Inc., 3.450%, 5/20/25	203,505
27,000	Sensata Technologies BV (Netherlands), 144a,
	5.000%, 10/1/25	26,460
37,000	Western Digital Corp., 144a,
	7.375%, 4/1/23	40,700
12,000	Western Digital Corp., 144a,
	10.500%, 4/1/24	14,190
		2,211,591

	Industrials — 3.9%
57,000	AECOM Global II LLC / URS Fox US LP,
	5.000%, 4/1/22	57,285
200,000	Air Lease Corp., 5.625%, 4/1/17	201,750
4,000	Allegion PLC (Ireland),
	5.875%, 9/15/23	4,240
41,795	American Airlines 2013-2 Class B Pass Through Trust, 144a,
	5.600%, 7/15/20	43,362
58,000	Amsted Industries, Inc., 144a,
	5.000%, 3/15/22	58,000
17,000	Amsted Industries, Inc., 144a,
	5.375%, 9/15/24	16,702
33,000	Anixter, Inc., 5.125%, 10/1/21	34,320
34,000	Anixter, Inc., 5.500%, 3/1/23	35,275
265,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	323,407
2,000	Clean Harbors, Inc., 5.125%, 6/1/21	2,045
42,000	CNH Industrial NV (Netherlands),
	4.500%, 8/15/23	41,475
16,000	Eagle Materials, Inc., 4.500%, 8/1/26	15,960
175,000	FedEx Corp., 5.100%, 1/15/44	189,881
7,000	Huntington Ingalls Industries, Inc., 144a, 5.000%, 11/15/25	7,271
24,000	JB Poindexter & Co., Inc., 144a,
	9.000%, 4/1/22	25,200
212,000	Joy Global, Inc., 5.125%, 10/15/21	230,409
15,000	KLX, Inc., 144a, 5.875%, 12/1/22	15,450
200,000	LafargeHolcim Finance US LLC, 144a,
	3.500%, 9/22/26	193,494
25,000	Louisiana-Pacific Corp.,
	4.875%, 9/15/24	24,250
200,000	Mexico City Airport Trust (Mexico), 144a, 5.500%, 10/31/46	180,000
13,000	Orbital ATK, Inc., 5.250%, 10/1/21	13,502
14,000	Orbital ATK, Inc., 5.500%, 10/1/23	14,420
206,000	Roper Technologies, Inc.,
	3.000%, 12/15/20	208,679
155,000	SBA Tower Trust, 144a,
	2.898%, 10/15/19	156,176
4,000	Standard Industries, Inc., 144a,
	5.375%, 11/15/24	4,110
14,468	United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 9/3/22	14,793
26,240	US Airways 2013-1 Class B Pass Through Trust, 5.375%, 11/15/21	27,814
		2,139,270

	Real Estate — 2.4%
155,000	Boston Properties LP, REIT,
	3.850%, 2/1/23	159,039
71,000	Care Capital Properties LP REIT, 144a,
	5.125%, 8/15/26	69,162
7,000	Corrections Corp. of America REIT,
	4.125%, 4/1/20†	6,982
5,000	Corrections Corp. of America REIT,
	4.625%, 5/1/23	4,925
16,000	Corrections Corp. of America REIT,
	5.000%, 10/15/22	15,960
182,000	Crown Castle International Corp., REIT,
	3.400%, 2/15/21	184,685
58,000	CTR Partnership LP / CareTrust Capital Corp., REIT, 5.875%, 6/1/21	59,015
32,000	Equinix, Inc. REIT, 4.875%, 4/1/20	32,960
25,000	Equinix, Inc. REIT, 5.375%, 4/1/23	25,938
31,000	ESH Hospitality, Inc. REIT, 144a,
	5.250%, 5/1/25	30,845
50,000	GEO Group, Inc. (The) REIT,
	5.125%, 4/1/23	48,000
49,000	MPT Operating Partnership LP / MPT Finance Corp. REIT, 6.375%, 2/15/22	50,776

25

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 48.7% (Continued)
	Real Estate — (Continued)
$180,000	Omega Healthcare Investors, Inc. REIT,
	4.950%, 4/1/24	$182,390
71,000	VEREIT Operating Partnership LP REIT,
	4.600%, 2/6/24	71,355
175,000	Vornado Realty LP REIT,
	5.000%, 1/15/22	189,263
180,000	Welltower, Inc. REIT, 6.125%, 4/15/20	199,805
		1,331,100

	Utilities — 1.6%
29,000	Calpine Corp., 144a, 7.875%, 1/15/23	30,232
206,000	Dominion Resources, Inc.,
	2.000%, 8/15/21	199,774
84,000	DPL, Inc., 7.250%, 10/15/21	85,680
32,000	Dynegy, Inc., 5.875%, 6/1/23	27,760
18,000	Dynegy, Inc., 144a, 8.000%, 1/15/25	16,875
184,000	Fortis, Inc. (Canada), 144a,
	3.055%, 10/4/26	172,091
18,000	GenOn Energy, Inc., 9.500%, 10/15/18	12,724
48,000	InterGen NV (Netherlands), 144a,
	7.000%, 6/30/23	42,720
14,000	NGL Energy Partners LP / NGL Energy Finance Corp., 6.875%, 10/15/21	14,315
53,000	NGL Energy Partners LP / NGL Energy Finance Corp., 144a,
	7.500%, 11/1/23	54,722
53,000	NRG Energy, Inc., 6.250%, 7/15/22	53,132
16,000	NRG Energy, Inc., 144a,
	6.625%, 1/15/27	15,120
124,000	PacifiCorp, 5.750%, 4/1/37	151,908
		877,053

	Consumer Staples — 1.6%
23,000	AdvancePierre Foods Holdings, Inc., 144a, 5.500%, 12/15/24	23,216
36,000	B&G Foods, Inc., 4.625%, 6/1/21	36,720
39,000	Cott Beverages, Inc., 5.375%, 7/1/22	39,682
130,000	CVS Health Corp., 5.125%, 7/20/45	144,878
27,000	Harland Clarke Holdings Corp., 144a,
	9.750%, 8/1/18	27,608
14,000	JBS USA LLC / JBS USA Finance, Inc., 144a, 5.750%, 6/15/25	14,175
41,000	JBS USA LLC / JBS USA Finance, Inc., 144a, 5.875%, 7/15/24	42,332
41,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144a,
	5.000%, 6/1/24	41,871
5,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144a,
	5.250%, 6/1/26	5,075
155,000	Kraft Heinz Foods Co., 6.875%, 1/26/39	194,735
200,000	Mondelez International Holdings Netherlands BV (Netherlands), 144a,
	2.000%, 10/28/21	191,608
49,000	Post Holdings, Inc., 144a,
	5.000%, 8/15/26	46,918
10,000	Post Holdings, Inc., 144a,
	7.750%, 3/15/24	11,100
18,000	TreeHouse Foods, Inc., 144a,
	6.000%, 2/15/24	18,900
9,000	US Foods, Inc., 144a, 5.875%, 6/15/24	9,315
21,000	WhiteWave Foods Co. (The),
	5.375%, 10/1/22	22,995
		871,128

	Materials — 1.0%
60,000	ArcelorMittal (Luxembourg),
	6.250%, 8/5/20	65,250
24,000	Arconic, Inc., 5.125%, 10/1/24	24,600
31,000	Blue Cube Spinco, Inc.,
	9.750%, 10/15/23	36,890
33,000	Cascades, Inc. (Canada), 144a,
	5.750%, 7/15/23	33,495
44,000	CF Industries, Inc., 3.450%, 6/1/23	39,556
39,000	CVR Partners LP / CVR Nitrogen Finance Corp., 144a,
	9.250%, 6/15/23	40,170
35,000	Domtar Corp., 10.750%, 6/1/17	36,213
9,000	FMG Resources August 2006 Pty Ltd. (Australia), 144a, 9.750%, 3/1/22	10,441
19,000	Hudbay Minerals, Inc. (Canada), 144a,
	7.250%, 1/15/23	19,665
20,000	Huntsman International LLC,
	4.875%, 11/15/20	20,725
57,000	Lundin Mining Corp. (Canada), 144a,
	7.500%, 11/1/20	60,634
22,000	NOVA Chemicals Corp. (Canada), 144a,
	5.250%, 8/1/23	22,220
18,000	Scotts Miracle-Gro Co. (The), 144a,
	5.250%, 12/15/26	18,000
104,000	Southern Copper Corp.,
	5.875%, 4/23/45	102,100
50,000	Steel Dynamics, Inc., 5.250%, 4/15/23	52,375
		582,334
	Total Corporate Bonds	$26,817,650

	U.S. Treasury Obligations — 30.3%
149,000	U.S. Treasury Bond, 2.250%, 8/15/46	125,282
395,000	U.S. Treasury Bond, 2.500%, 2/15/46	350,995
64,000	U.S. Treasury Bond, 3.000%, 5/15/45	63,135
282,000	U.S. Treasury Bond, 3.000%, 11/15/45	278,144
7,025,000	U.S. Treasury Inflation Indexed Bonds,
	0.125%, 7/15/26	6,850,109
2,565,000	U.S. Treasury Note, 0.750%, 1/31/18	2,559,590
295,000	U.S. Treasury Note, 0.750%, 10/31/18	292,880
46,000	U.S. Treasury Note, 1.125%, 2/28/21	44,758
1,500,000	U.S. Treasury Note, 1.250%, 3/31/21	1,465,371
4,795,000	U.S. Treasury Note, 2.000%, 11/15/26	4,613,500
	Total U.S. Treasury Obligations	$16,643,764

	U.S. Government Mortgage-Backed Obligations — 11.4%
29,255	FHLMC, Pool #A56988, 5.500%, 2/1/37	32,593

26

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed Obligations — 11.4% (Continued)
$155,636	FHLMC, Pool #A95946, 4.000%, 1/1/41	$163,889
139,244	FHLMC, Pool #A96485, 4.500%, 1/1/41	149,909
53,958	FHLMC, Pool #G03217, 5.500%, 9/1/37	59,926
23,643	FHLMC, Pool #G03781, 6.000%, 1/1/38	26,710
58,716	FHLMC, Pool #G06031, 5.500%, 3/1/40	65,495
99,193	FHLMC, Pool #J27931, 3.500%, 4/1/29	103,932
5,562	FNMA, Pool #254759, 4.500%, 6/1/18	5,716
8,926	FNMA, Pool #535290, 8.000%, 5/1/30	10,544
8,148	FNMA, Pool #561741, 7.500%, 1/1/31	9,335
14,793	FNMA, Pool #889734, 5.500%, 6/1/37	16,517
54,688	FNMA, Pool #899079, 5.000%, 3/1/37	59,587
21,394	FNMA, Pool #933806, 5.000%, 5/1/38	23,292
12,704	FNMA, Pool #974401, 4.500%, 4/1/23	13,487
17,055	FNMA, Pool #974403, 4.500%, 4/1/23	18,175
28,141	FNMA, Pool #984256, 5.000%, 6/1/23	29,988
19,801	FNMA, Pool #995220, 6.000%, 11/1/23	21,291
20,419	FNMA, Pool #995472, 5.000%, 11/1/23	21,816
95,527	FNMA, Pool #AB1149, 5.000%, 6/1/40	104,315
82,167	FNMA, Pool #AB1800, 4.000%, 11/1/40	86,980
140,005	FNMA, Pool #AD3795, 4.500%, 4/1/40	150,994
214,927	FNMA, Pool #AD9150, 5.000%, 8/1/40	235,944
310,379	FNMA, Pool #AE0548, 4.500%, 11/1/40	334,348
32,090	FNMA, Pool #AE0831, 6.000%, 9/1/39	36,380
216,703	FNMA, Pool #AE4429, 4.000%, 10/1/40	228,534
19,893	FNMA, Pool #AH2666, 4.000%, 1/1/26	20,865
39,670	FNMA, Pool #AH3493, 4.000%, 2/1/26	41,904
98,867	FNMA, Pool #AI0805, 4.500%, 7/1/41	106,586
404,238	FNMA, Pool #AJ5457, 4.000%, 11/1/41	427,218
367,937	FNMA, Pool #AL0054, 4.500%, 2/1/41	396,481
72,726	FNMA, Pool #AL2663, 4.000%, 1/1/26	76,800
355,322	FNMA, Pool #AL3318, 3.500%, 3/1/43	366,500
420,000	FNMA, Pool #AS8552, 3.000%, 12/1/36	425,472
373,887	FNMA, Pool #MA1175, 3.000%, 9/1/42	373,781
253,498	FNMA, Pool #MA1543, 3.500%, 8/1/33	263,785
244,420	FNMA, Pool #MA2177, 4.000%, 2/1/35	259,779
340,803	GNMA, Pool #4853, 4.000%, 11/20/40	365,526
232,733	GNMA, Pool #4883, 4.500%, 12/20/40	251,901
90,907	GNMA, Pool #736696, 4.500%, 5/15/40	98,355
16,413	GNMA, Pool #748495, 4.000%, 8/15/40	17,454
9,778	GNMA, Pool #8503, 2.125%, 9/20/24(A)	10,079
415,537	GNMA, Pool #AD1745,
	3.000%, 2/20/43	421,769
329,003	GNMA, Pool #MA1157,
	3.500%, 7/20/43	343,586
	Total U.S. Government Mortgage-Backed Obligations	$6,277,538

	Asset-Backed Securities — 2.2%
200,000	Ascentium Equipment Receivables Trust, Ser 2016-1A, Class B, 144a,
	2.850%, 7/10/20	201,436
365,781	California Republic Auto Receivables Trust, Ser 2014-2, Class A4,
	1.570%, 12/16/19	366,140
25,159	Capital Auto Receivables Asset Trust, Ser 2014-1, Class A3,
	1.320%, 6/20/18	25,161
210,000	Dell Equipment Finance Trust, Ser 2015-1, Class C, 144a,
	2.420%, 3/23/20	211,224
87,300	Domino's Pizza Master Issuer LLC, Ser 2012-1A, Class A2, 144a,
	5.216%, 1/25/42	89,043
149,125	Sonic Capital LLC, Ser 2016-1A, Class A2, 144a, 4.472%, 5/20/46	147,293
188,256	SpringCastle America Funding LLC, Ser 2016-AA, Class A, 144a,
	3.050%, 4/25/29	189,197
	Total Asset-Backed Securities	$1,229,494

	Non-Agency Collateralized Mortgage Obligations — 2.3%
179,515	Agate Bay Mortgage Trust, Ser 2015-2, Class A8, 144a, 3.000%, 3/25/45(A)	178,738
270,301	CWHEQ Home Equity Loan Trust, Ser 2007-S1, Class A5,
	6.018%, 11/25/36(A)	256,180
17,356	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Ser 2003-2XS, Class A6, 5.470%, 9/25/33(C)	17,520
122,983	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3,
	6.000%, 4/25/36	99,997
262,769	Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a, 3.567%, 8/25/43(A)	258,478
99,485	Structured Asset Securities Corp., Ser 2005-17, Class 5A1,
	5.500%, 10/25/35	80,324
325,000	Towd Point Mortgage Trust, Ser 2015-3, Class A2, 144a,
	4.000%, 3/25/54(A)	329,539
64,843	Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4,
	5.500%, 11/25/35††	59,461
	Total Non-Agency Collateralized Mortgage Obligations	$1,280,237

	Commercial Mortgage-Backed Security — 0.5%
270,000	Cosmopolitan Hotel Trust, Ser 2016-CSMO, Class A, 144a,
	2.104%, 11/15/33(A)	271,353

	Municipal Bond — 0.6%

	New York — 0.6%
320,000	NY Housing Development Corp., Ref 8 Spruce Street Class B,
	3.864%, 2/15/48(C)	318,275

27

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Agency Collateralized Mortgage Obligations — 0.3%
$10,675	GNMA, Ser 2003-11, Class GJ,
	4.000%, 10/17/29	$11,238
146,846	FNMA REMIC, Ser 2015-51, Class KC,
	3.000%, 6/25/45	147,803
	Total Agency Collateralized Mortgage Obligations	$159,041

Shares

	Preferred Stocks — 0.8%

	Real Estate — 0.4%
9,383	Public Storage, 4.900%(B)	197,981

	Utilities — 0.4%
4,409	Entergy Arkansas, Inc., 4.875%	93,339
4,478	Entergy Louisiana LLC, 4.875%	94,620
2,193	Entergy Mississippi, Inc., 4.900%	46,338
	Total Preferred Stocks	$432,278

	Investment Funds — 2.6%
1,412,101	Dreyfus Government Cash Management, Institutional Shares,
	0.45%¥W	1,412,101
28,599	Invesco Government & Agency Portfolio, Institutional Class,
	0.43%**¥W	28,599
	Total Investment Funds	$1,440,700

	Total Investment Securities — 99.7%
	(Cost $54,510,736)	$54,870,330

	Other Assets in
	Excess of Liabilities — 0.3%	141,182
	Net Assets — 100.0%	$55,011,512

(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2016.

(B)	Perpetual Bond - A Bond with no definite maturity date.

(C)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect as of December 31, 2016.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31,2016 was $27,671.

††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2016.

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Association

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LLC - Limited Liability Company

LP - Limited Partnership

MTN -Medium Term Note

PLC - Public Limited Company

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities were valued at $8,143,905 or 14.8% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

28

Touchstone Active Bond Fund (Continued)

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Asset:
Corporate Bonds	$—	$26,817,650	$—	$26,817,650
U.S. Treasury Obligations	—	16,643,764	—	16,643,764
U.S. Government Mortgage-Backed Obligations	—	6,277,538	—	6,277,538
Asset-Backed Securities	—	1,229,494	—	1,229,494
Non-Agency Collateralized Mortgage Obligations	—	1,280,237	—	1,280,237
Commercial Mortgage-Backed Security	—	271,353	—	271,353
Municipal Bond	—	318,275	—	318,275
Agency Collateralized Mortgage Obligations	—	159,041	—	159,041
Preferred Stocks	432,278	—	—	432,278
Investment Funds	1,440,700	—	—	1,440,700
Total	$1,872,978	$52,997,352	$—	$54,870,330

Liabilities:
Futures Interest Rate Contracts	(15,313)	—	—	(15,313)
Total	$1,857,665	$52,997,352	$—	$54,855,017

*Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized depreciation on futures contracts.

Futures Contracts

At December 31, 2016, $50,750 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at December 31, 2016:

		Number of	Notional	Unrealized
Description	Expiration Date	Contracts	Value	Depreciation
Short Futures:
10-Year US Note	March 2017	35	$4,334,531	$(15,313)

See accompanying Notes to Financial Statements.

29

Portfolio of Investments

Touchstone Focused Fund – December 31, 2016

		Market
	Shares	Value

Common Stocks — 96.3%

Information Technology — 19.2%
Alphabet, Inc. - Class C*	2,327	$1,796,025
Apple, Inc.	17,819	2,063,797
Avnet, Inc.	31,051	1,478,338
Cisco Systems, Inc.	31,086	939,419
International Business Machines Corp.	7,775	1,290,572
Microsoft Corp.	28,910	1,796,467
Oracle Corp.	47,757	1,836,257
salesforce.com, Inc.*	10,518	720,062
		11,920,937

Financials — 15.1%
Bank of America Corp.	65,540	1,448,434
Bank of New York Mellon Corp. (The)	42,610	2,018,862
Berkshire Hathaway, Inc. - Class B*	26,428	4,307,235
Goldman Sachs Group, Inc. (The)	6,639	1,589,709
		9,364,240

Health Care — 14.2%
Abbott Laboratories	19,773	759,481
Biogen, Inc.*	4,793	1,359,199
Bio-Rad Laboratories, Inc. - Class A*	9,093	1,657,472
Bristol-Myers Squibb Co.	26,823	1,567,536
Johnson & Johnson	13,293	1,531,487
Novartis AG ADR	27,148	1,977,460
		8,852,635

Consumer Discretionary — 13.7%
Amazon.com, Inc.*	3,213	2,409,332
Carnival Corp. (Panama)	20,161	1,049,582
Comcast Corp. - Class A	20,343	1,404,684
Priceline Group, Inc. (The)*	906	1,328,250
Twenty-First Century Fox, Inc. - Class A	45,461	1,274,726
Vista Outdoor, Inc.*	29,347	1,082,904
		8,549,478

Industrials — 10.8%
General Electric Co.	76,925	2,430,830
Stericycle, Inc.*	13,415	1,033,492
Union Pacific Corp.	13,609	1,410,981
United Technologies Corp.	7,952	871,698
WESCO International, Inc.*	14,399	958,253
		6,705,254

Energy — 7.6%
Exxon Mobil Corp.	11,768	1,062,180
Halliburton Co.	28,431	1,537,833
Schlumberger Ltd. (Curacao)	15,904	1,335,141
World Fuel Services Corp.	17,827	818,438
		4,753,592

Consumer Staples — 7.2%
JM Smucker Co. (The)	7,708	987,087
Mondelez International, Inc. - Class A	42,192	1,870,371
Sysco Corp.	28,857	1,597,812
		4,455,270

Real Estate — 3.5%
Jones Lang LaSalle, Inc.	7,513	$759,114
Simon Property Group, Inc. REIT	8,045	1,429,355
		2,188,469

Telecommunication Services — 2.6%
AT&T, Inc.	38,297	1,628,771

Materials — 2.4%
Agrium, Inc. (Canada)	14,720	1,480,096
Total Common Stocks		$59,898,742

Investment Fund — 3.9%
Dreyfus Government Cash
Management, Institutional Shares, 0.45%¥W	2,441,391	2,441,391

Total Investment Securities —100.2%
(Cost $55,802,269)		$62,340,133

Liabilities in Excess of Other Assets — (0.2%)		(112,847)

Net Assets — 100.0%		$62,227,286

*	Non-income producing security.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2016.

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$59,898,742	$—	$—	$59,898,742
Investment Fund	2,441,391	—	—	2,441,391
Total	$62,340,133	$—	$—	$62,340,133

See accompanying Notes to Financial Statements.

30

Portfolio of Investments

Touchstone Large Cap Core Equity Fund – December 31, 2016

		Market
	Shares	Value

Common Stocks — 99.1%

Financials — 24.4%
Alleghany Corp.*	2,089	$1,270,363
Bank of America Corp.	23,595	521,450
Berkshire Hathaway, Inc. - Class B*	14,525	2,367,284
BlackRock, Inc.	3,275	1,246,268
Progressive Corp. (The)	34,305	1,217,828
Wells Fargo & Co.	23,930	1,318,782
		7,941,975

Consumer Discretionary — 21.9%
CarMax, Inc.*	22,966	1,478,781
Carnival Corp. (Panama)	27,804	1,447,476
Dollar Tree, Inc.*	19,008	1,467,038
Lowe's Cos., Inc.	10,665	758,495
NIKE, Inc. - Class B	18,440	937,305
O'Reilly Automotive, Inc.*	3,717	1,034,850
		7,123,945

Industrials — 16.1%
Deere & Co.	10,331	1,064,506
FedEx Corp.	3,816	710,539
General Dynamics Corp.	7,944	1,371,611
General Electric Co.	29,565	934,254
Norfolk Southern Corp.	10,637	1,149,541
		5,230,451

Information Technology — 10.5%
Apple, Inc.	12,400	1,436,168
Cisco Systems, Inc.	27,333	826,003
Visa, Inc. - Class A	14,897	1,162,264
		3,424,435

Consumer Staples — 10.5%
Altria Group, Inc.	19,957	1,349,492
Coca-Cola Co. (The)	15,815	655,690
Edgewell Personal Care Co.*	19,383	1,414,765
		3,419,947

Health Care — 6.1%
Bristol-Myers Squibb Co.	14,009	818,686
Eli Lilly & Co.	15,655	1,151,425
		1,970,111

Materials — 4.9%
Mosaic Co. (The)	13,088	383,871
NewMarket Corp.	2,827	1,198,196
		1,582,067

Energy — 2.7%
Chevron Corp.	7,396	870,509

Telecommunication Services — 2.0%
Verizon Communications, Inc.	12,126	647,286
Total Common Stocks		$32,210,726

Investment Fund — 1.0%
Dreyfus Government Cash Management, Institutional Shares, 0.45%¥W	306,232	306,232

Total Investment Securities —100.1%
(Cost $30,792,320)		$32,516,958

Liabilities in Excess of Other Assets — (0.1%)		(25,385)

Net Assets — 100.0%		$32,491,573

*	Non-income producing security.

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2016.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$32,210,726	$—	$—	$32,210,726
Investment Fund	306,232	—	—	306,232
Total	$32,516,958	$—	$—	$32,516,958

See accompanying Notes to Financial Statements.

31

Portfolio of Investments

Touchstone Aggressive ETF Fund – December 31, 2016

		Market
	Shares	Value

Exchange Traded Funds — 97.3%

Equity Funds — 74.9%
Vanguard Extended Market ETF	18,145	$1,740,106
Vanguard FTSE Developed Markets ETF	85,365	3,119,237
Vanguard FTSE Emerging Markets ETF	29,770	1,065,171
Vanguard Global ex-US Real Estate ETF	5,630	279,079
Vanguard REIT ETF	6,030	497,656
Vanguard S&P 500 ETF	31,900	6,549,389
Vanguard Value ETF	14,710	1,368,177
		14,618,815

Fixed Income Funds — 22.4%
iShares Core US Aggregate Bond ETF	11,915	1,287,535
iShares iBoxx $ High Yield Corporate Bond ETF	17,170	1,486,063
Vanguard Intermediate-Term Corporate Bond ETF	18,505	1,585,878
		4,359,476
Total Exchange Traded Funds		$18,978,291

Investment Fund — 2.9%
Dreyfus Government Cash Management, Institutional Shares, 0.45%¥W	571,620	571,620

Total Investment Securities —100.2%
(Cost $18,760,573)		$19,549,911

Liabilities in Excess of Other Assets — (0.2%)		(35,419)

Net Assets — 100.0%		$19,514,492

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2016.

Portfolio Abbreviation:

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$18,978,291	$—	$—	$18,978,291
Investment Fund	571,620	—	—	571,620
Total	$19,549,911	$—	$—	$19,549,911

See accompanying Notes to Financial Statements.

32

Portfolio of Investments

Touchstone Conservative ETF Fund – December 31, 2016

		Market
	Shares	Value

Exchange Traded Funds — 97.8%

Fixed Income Funds — 60.9%
iShares Core US Aggregate Bond ETF	39,330	$4,250,000
iShares iBoxx $ High Yield Corporate Bond ETF	20,440	1,769,082
Vanguard Intermediate-Term Corporate Bond ETF	49,560	4,247,292
Vanguard Total International Bond ETF	6,530	354,514
		10,620,888

Equity Funds — 36.9%
Vanguard Extended Market ETF	9,000	863,100
Vanguard FTSE Developed Markets ETF	30,960	1,131,279
Vanguard FTSE Emerging Markets ETF	12,040	430,791
Vanguard REIT ETF	2,210	182,391
Vanguard S&P 500 ETF	15,710	3,225,420
Vanguard Value ETF	6,570	611,076
		6,444,057
Total Exchange Traded Funds		$17,064,945

Investment Fund — 2.6%
Dreyfus Government Cash Management, Institutional Shares, 0.45%¥W	461,379	461,379

Total Investment Securities —100.4%
(Cost $17,054,051)		$17,526,324

Liabilities in Excess of Other Assets — (0.4%)		(70,748)

Net Assets — 100.0%		$17,455,576

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2016.

Portfolio Abbreviations:

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$17,064,945	$—	$—	$17,064,945
Investment Fund	461,379	—	—	461,379
Total	$17,526,324	$—	$—	$17,526,324

See accompanying Notes to Financial Statements.

33

Portfolio of Investments

Touchstone Moderate ETF Fund – December 31, 2016

		Market
	Shares	Value

Exchange Traded Funds — 97.3%

Equity Funds — 55.9%
Vanguard Extended Market ETF	17,915	$1,718,048
Vanguard FTSE Developed Markets ETF	80,610	2,945,489
Vanguard FTSE Emerging Markets ETF	27,120	970,354
Vanguard Global ex-U.S. Real Estate ETF	2,470	122,438
Vanguard REIT ETF	4,660	384,590
Vanguard S&P 500 ETF	31,135	6,392,327
Vanguard Value ETF	13,305	1,237,498
		13,770,744

Fixed Income Funds — 41.4%
iShares Core US Aggregate Bond ETF	34,560	3,734,554
iShares iBoxx $ High Yield Corporate Bond ETF	25,880	2,239,914
Vanguard Intermediate-Term Corporate Bond ETF	46,300	3,967,910
Vanguard Total International Bond ETF	4,680	254,077
		10,196,455
Total Exchange Traded Funds		$23,967,199

Investment Fund — 3.0%
Dreyfus Government Cash Management, Institutional Shares, 0.45%¥W	747,176	747,176

Total Investment Securities —100.3%
(Cost $24,028,964)		$24,714,375

Liabilities in Excess of Other Assets — (0.3%)		(73,172)

Net Assets — 100.0%		$24,641,203

¥	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2016.

Portfolio Abbreviations:

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$23,967,199	$—	$—	$23,967,199
Investment Fund	747,176	—	—	747,176
Total	$24,714,375	$—	$—	$24,714,375

See accompanying Notes to Financial Statements.

34

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Statements of Assets and Liabilities

December 31, 2016

			Touchstone
	Touchstone	Touchstone	Large Cap
	Active Bond	Focused	Core Equity
	Fund	Fund	Fund
Assets
Investments, at cost	$54,510,736	$55,802,269	$30,792,320
Investments, at market value (A)	$54,870,330	$62,340,133	$32,516,958
Cash	23,377	67	—
Cash deposits held at prime broker*	50,750	—	—
Dividends and interest receivable	387,712	52,042	34,785
Receivable for capital shares sold	5,906	—	—
Securities lending income receivable	15	—	71
Tax reclaim receivable	—	14,165	—
Other assets	350	370	175
Total Assets	55,338,440	62,406,777	32,551,989

Liabilities
Payable for return of collateral for securities on loan	28,599	—	—
Payable for capital shares redeemed	212	56,556	4,698
Payable for variation margin for futures contracts	12,031	—	—
Payable for investments purchased	186,801	—	—
Payable to Investment Advisor	18,506	36,751	17,661
Payable to other affiliates	29,738	62,249	16,432
Payable to Trustees	3,927	3,927	3,927
Payable for professional services	11,912	11,745	10,531
Payable for reports to shareholders	5,528	5,665	5,665
Other accrued expenses and liabilities	29,674	2,598	1,502
Total Liabilities	326,928	179,491	60,416

Net Assets	$55,011,512	$62,227,286	$32,491,573

Net assets consist of:
Paid-in capital	$55,037,216	$55,771,387	$30,072,678
Accumulated net investment income	1,484,261	346,722	215,106
Accumulated net realized gains (losses) on investments, foreign currency transactions and futures contracts	(1,854,248)	(427,102)	479,151
Net unrealized appreciation on investments, foreign currency transactions and futures contracts	344,283	6,536,279	1,724,638
Net assets applicable to shares outstanding	$55,011,512	$62,227,286	$32,491,573

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,234,657	3,725,109	2,368,519
Net asset value, offering price and redemption price per share	$10.51	$16.70	$13.72
(A) Includes market value of securities on loan of:	$27,671	$—	$—

* Represents segregated cash for futures contracts.

See accompanying Notes to Financial Statements.

36

Statements of Assets and Liabilities (Continued)

	Touchstone
Touchstone	Conservative	Touchstone
Aggressive ETF	ETF	Moderate ETF
Fund	Fund	Fund

$18,760,573	$17,054,051	$24,028,964
$19,549,911	$17,526,324	$24,714,375
—	—	—
—	—	—
—	—	—
3,353	—	—
2,088	1,938	3,002
—	—	—
124	138	162
19,555,476	17,528,400	24,717,539

—	—	—
656	33,114	30,188
—	—	—
—	—	—
4,153	3,780	5,217
14,778	14,530	19,438
3,927	3,927	3,927
10,928	10,958	11,003
5,528	5,528	5,528
1,014	987	1,035
40,984	72,824	76,336

$19,514,492	$17,455,576	$24,641,203

$18,367,369	$14,861,453	$19,763,627
357,785	368,520	473,954
—	1,753,330	3,718,211
789,338	472,273	685,411
$19,514,492	$17,455,576	$24,641,203

1,336,975	1,432,719	1,881,668
$14.60	$12.18	$13.10
$—	$—	$—

37

Statements of Operations

For the Year Ended December 31, 2016

			Touchstone
	Touchstone	Touchstone	Large Cap
	Active Bond	Focused	Core Equity
	Fund	Fund	Fund
Investment Income
Dividends (A)	$10,479	$1,057,198	$519,487
Interest	1,830,555	—	—
Income from securities loaned	866	1,192	1,369
Total Investment Income	1,841,900	1,058,390	520,856

Expenses
Investment advisory fees	217,656	420,901	187,417
Administration fees	78,900	87,187	41,808
Compliance fees and expenses	2,872	2,872	2,872
Custody fees	42,677	10,129	7,663
Professional fees	24,749	24,626	25,918
Transfer Agent fees	80	5,361	80
Pricing expense	61,288	860	1,470
Reports to Shareholders	4,427	4,956	5,136
Shareholder servicing fees	30,000	128,758	43,640
Trustee fees	16,153	16,153	16,153
Other expenses	8,785	4,121	3,899
Total Expenses	487,587	705,924	336,056
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	—	—	(30,423)
Fees recouped by the Advisor(B)	11,946	21,633	—
Net Expenses	499,533	727,557	305,633

Net Investment Income	1,342,367	330,833	215,223

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(552,491)	(278,314)	495,149
Net realized losses on foreign currency transactions	—	(146)	—
Net realized gains on futures contracts	115,504	—	—
Net realized gain on swap agreements	2,221	—	—
Net change in unrealized appreciation (depreciation) on investments	2,134,688	6,731,592	1,664,171
Net change in unrealized appreciation (depreciation) on foreign currency transactions	9	168	—
Net change in unrealized appreciation (depreciation) on futures contracts	(15,313)	—	—
Net change in unrealized appreciation (depreciation) on swap agreements	46,707	—	—

Net Realized and Unrealized Gains on Investments	1,731,325	6,453,300	2,159,320

Change in Net Assets Resulting from Operations	$3,073,692	$6,784,133	$2,374,543
(A) Net of foreign tax withholding of:	$—	$18,976	$—

(B) See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

38

Statements of Operations (Continued)

	Touchstone
Touchstone	Conservative	Touchstone
Aggressive ETF	ETF	Moderate ETF
Fund	Fund	Fund

$494,280	$513,487	$652,386
—	—	—
12,815	10,448	16,237
507,095	523,935	668,623

49,735	51,767	64,853
28,846	30,025	37,615
2,872	2,872	2,872
3,417	3,549	3,629
20,099	20,256	20,336
62	62	80
491	466	500
4,925	4,929	4,986
49,735	51,767	56,668
16,153	16,153	16,153
3,621	3,632	3,782
179,956	185,478	211,474
(30,751)	(30,176)	(16,916)
—	—	—
149,205	155,302	194,558

357,890	368,633	474,065

2,413,512	1,983,518	3,952,489
—	—	—
—	—	—
—	—	—
(1,282,099)	(1,277,572)	(2,752,257)
—	—	—
—	—	—
—	—	—

1,131,413	705,946	1,200,232

$1,489,303	$1,074,579	$1,674,297
$—	$—	$—

39

Statements of Changes in Net Assets

	Touchstone		Touchstone
	Active Bond		Focused
	Fund		Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
From Operations
Net investment income (loss)	$1,342,367	$1,019,317	$330,833	$(33,848)
Net realized gains (losses) on investments, foreign currency transactions, futures contracts, swap agreements and capital gain distributions received	(434,766)	(107,645)	(278,460)	11,330,313
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions, futures contracts and swap agreements	2,166,091	(1,479,440)	6,731,760	(12,305,586)
Change in Net Assets from Operations	3,073,692	(567,768)	6,784,133	(1,009,121)

Distributions to Shareholders from:
Net investment income	(1,153,828)	(1,124,745)	—	—
Net realized gains	—	—	(11,245,439)	(3,795,395)
Total Distributions	(1,153,828)	(1,124,745)	(11,245,439)	(3,795,395)

Share Transactions
Proceeds from Shares Issued	3,210,747	2,099,352	4,362,079	6,448,376
Proceeds from Shares issued in connection with merger(A)	—	9,850,991	—	43,267,093
Reinvestment of distributions	1,153,828	1,124,745	11,245,439	3,795,395
Cost of Shares redeemed	(3,299,421)	(8,334,522)	(17,235,475)	(5,567,557)
Change in Net Assets from Share Transactions	1,065,154	4,740,566	(1,627,957)	47,943,307

Total Increase (Decrease) in Net Assets	2,985,018	3,048,053	(6,089,263)	43,138,791

Net Assets
Beginning of period	52,026,494	48,978,441	68,316,549	25,177,758
End of period	$55,011,512	$52,026,494	$62,227,286	$68,316,549

Accumulated Net Investment Income	$1,484,261	$1,200,431	$346,722	$—

Share Transactions
Shares issued	302,790	201,121	230,306	331,304
Shares issued in connection with merger(A)	—	940,916	—	2,199,666
Shares reinvested	110,203	111,141	665,017	212,985
Shares redeemed	(312,292)	(790,074)	(975,906)	(289,223)
Change in Shares Outstanding	100,701	463,104	(80,583)	2,454,732

(A) See Note 8 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

40

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone
Large Cap		Aggressive ETF		Conservative ETF
Core Equity Fund		Fund		Fund
For the	For the	For the	For the	For the	For the
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2016	2015	2016	2015	2016	2015

$215,223	$266,318	$357,890	$285,419	$368,633	$248,431
495,149	7,122,645	2,413,512	1,266,381	1,983,518	187,661
1,664,171	(9,198,527)	(1,282,099)	(1,523,602)	(1,277,572)	(454,186)
2,374,543	(1,809,564)	1,489,303	28,198	1,074,579	(18,094)

(266,434)	(493,822)	(291,966)	(361,574)	(264,086)	(306,716)
(3,215,261)	—	—	—	(188,777)	(1,016,272)
(3,481,695)	(493,822)	(291,966)	(361,574)	(452,863)	(1,322,988)

10,605,468	1,059,387	308,932	817,422	3,943,744	1,780,423
—	—	—	—	—	—
3,481,695	493,822	291,966	361,574	452,863	1,322,988
(10,382,297)	(10,020,029)	(3,350,587)	(3,877,864)	(7,526,670)	(5,187,843)
3,704,866	(8,466,820)	(2,749,689)	(2,698,868)	(3,130,063)	(2,084,432)

2,597,714	(10,770,206)	(1,552,352)	(3,032,244)	(2,508,347)	(3,425,514)

29,893,859	40,664,065	21,066,844	24,099,088	19,963,923	23,389,437
$32,491,573	$29,893,859	$19,514,492	$21,066,844	$17,455,576	$19,963,923

$215,106	$266,317	$357,785	$291,861	$368,520	$263,973

742,341	71,856	21,752	57,574	323,830	139,139
—	—	—	—	—	—
249,367	34,557	20,039	25,975	36,960	110,463
(748,340)	(710,137)	(238,973)	(273,008)	(613,618)	(408,947)
243,368	(603,724)	(197,182)	(189,459)	(252,828)	(159,345)

41

Statements of Changes in Net Assets (Continued)

	Touchstone
	Moderate ETF
	Fund
	For the	For the
	Year	Year
	Ended	Ended
	December 31,	December 31,
	2016	2015
From Operations
Net investment income	$474,065	$392,942
Net realized gains on investments and capital gain distributions received	3,952,489	1,936,278
Net change in unrealized appreciation (depreciation) on investments	(2,752,257)	(2,307,265)
Change in Net Assets from Operations	1,674,297	21,955

Distributions to Shareholders from:
Net investment income	(410,303)	(537,287)
Net realized gains	(1,609,111)	(3,365,183)
Total Distributions	(2,019,414)	(3,902,470)

Share Transactions
Proceeds from Shares issued	705,954	1,791,911
Reinvestment of distributions	2,019,414	3,902,470
Cost of Shares redeemed	(5,661,780)	(7,090,893)
Change in Net Assets from Share Transactions	(2,936,412)	(1,396,512)

Total Decrease in Net Assets	(3,281,529)	(5,277,027)

Net Assets
Beginning of period	27,922,732	33,199,759
End of period	$24,641,203	$27,922,732
Accumulated Net Investment Income	$473,954	$410,192

Share Transactions
Shares issued	51,081	120,115
Shares reinvested	151,565	289,220
Shares redeemed	(415,639)	(458,562)
Change in Shares Outstanding	(212,993)	(49,227)

See accompanying Notes to Financial Statements.

42

Financial Highlights

Touchstone Active Bond Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015		2014	2013	2012
Net asset value at beginning of period	$10.13	$10.49		$10.37	$11.00	$11.09
Income (loss) from investment operations:
Net investment income	0.26	0.19		0.20	0.22	0.29
Net realized and unrealized gains (losses) on investments	0.35	(0.32)		0.20	(0.46)	0.30
Total from investment operations	0.61	(0.13)		0.40	(0.24)	0.59
Distributions from:
Net investment income	(0.23)	(0.23)		(0.28)	(0.34)	(0.35)
Realized capital gains	—	—		—	(0.05)	(0.33)
Total distributions	(0.23)	(0.23)		(0.28)	(0.39)	(0.68)
Net asset value at end of period	$10.51	$10.13		$10.49	$10.37	$11.00
Total return(A)	5.98%	(1.28)%		3.82%	(2.18)%	5.28%
Ratios and supplemental data:
Net assets at end of period (000's)	$55,012	$52,026		$48,978	$48,388	$53,085
Ratio to average net assets:
Net expenses(B)	0.92%	0.97%		0.98%	1.00%	1.00%
Gross expenses	0.90%	0.91%		1.01%	1.05%	1.00%
Net investment income	2.47%	2.10%		1.92%	2.01%	2.55%
Portfolio turnover rate	584%	455	%(C)	287%	508%	404%

Touchstone Focused Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015		2014	2013	2012
Net asset value at beginning of period	$17.95	$18.64		$18.81	$14.20	$11.84
Income (loss) from investment operations:
Net investment income (loss)	0.09	(0.01)		(0.08)	(0.05)	(0.01)
Net realized and unrealized gains on investments	2.31	0.37		2.49	4.98	2.37
Total from investment operations	2.40	0.36		2.41	4.93	2.36
Distributions from:
Realized capital gains	(3.65)	(1.05)		(2.58)	(0.32)	—
Net asset value at end of period	$16.70	$17.95		$18.64	$18.81	$14.20
Total return(A)	13.11%	1.97%		13.10%	34.81%	19.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$62,227	$68,317		$25,178	$27,506	$22,242
Ratio to average net assets:
Net expenses(B)	1.21%	1.21%		1.23%	1.26%	1.26%
Gross expenses	1.17%	1.32%		1.33%	1.36%	1.31%
Net investment income (loss)	0.55%	(0.07)%		(0.43)%	(0.32)%	(0.10)%
Portfolio turnover rate	21%	286	%(D)	72%	77%	78%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(B)	Net expenses include amounts recouped by the Advisor.
(C)	Portfolio turnover excludes the purchases and sales of the Touchstone High Yield Fund acquired on December 7, 2015 (See Note 8 in Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(D)	Portfolio turnover excludes the purchases and sales of the Touchstone Baron Small Cap Growth Fund and Touchstone Third Avenue Value Fund acquired on December 7, 2015 (See Note 8 in Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

43

Financial Highlights (Continued)

Touchstone Large Cap Core Equity Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of period	$14.07	$14.90	$13.09	$10.09	$9.15
Income (loss) from investment operations:
Net investment income	0.08	0.18	0.18	0.17	0.17
Net realized and unrealized gains (losses) on investments	1.18	(0.77)	1.78	3.01	0.93
Total from investment operations	1.26	(0.59)	1.96	3.18	1.10
Distributions from:
Net investment income	(0.11)	(0.24)	(0.15)	(0.18)	(0.16)
Realized capital gains	(1.50)	—	—	—	—
Total distributions	(1.61)	(0.24)	(0.15)	(0.18)	(0.16)
Net asset value at end of period	$13.72	$14.07	$14.90	$13.09	$10.09
Total return(A)	8.84%	(4.01)%	14.93%	31.52%	12.07%
Ratios and supplemental data:
Net assets at end of period (000's)	$32,492	$29,894	$40,664	$36,697	$32,823
Ratio to average net assets:
Net expenses	1.06%	1.06%	1.04%	1.00%	1.00%
Gross expenses	1.17%	1.14%	1.16%	1.21%	1.16%
Net investment income	0.75%	0.73%	1.30%	1.16%	1.40%
Portfolio turnover rate	50%	111%	41%	54%	39%

Touchstone Aggressive ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013		2012
Net asset value at beginning of period	$13.73	$13.98	$13.28	$11.13		$10.07
Income (loss) from investment operations:
Net investment income	0.30	0.22	0.21	0.13		0.26
Net realized and unrealized gains (losses) on investments	0.79	(0.23)	0.78	2.41		1.01
Total from investment operations	1.09	(0.01)	0.99	2.54		1.27
Distributions from:
Net investment income	(0.22)	(0.24)	—	(0.33)		(0.21)
Realized capital gains	—	—	(0.29)	(0.06)		—
Total distributions	(0.22)	(0.24)	(0.29)	(0.39)		(0.21)
Net asset value at end of period	$14.60	$13.73	$13.98	$13.28		$11.13
Total return(A)	7.96%	(0.10)%	7.49%	22.91%		12.59%
Ratios and supplemental data:
Net assets at end of period (000's)	$19,514	$21,067	$24,099	$26,822		$13,960
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%		0.75%
Gross expenses(B)	0.90%	0.87%	0.87%	1.09%		1.07%
Net investment income(B)	1.80%	1.26%	1.42%	1.49%		1.56%
Portfolio turnover rate	109%	7%	12%	11	%(C)	11%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(B)	Ratio does not include expenses of the underlying funds.
(C)	Portfolio turnover excludes the purchases and sales of the Touchstone Enhanced ETF Fund acquired on December 13, 2013. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

44

Financial Highlights (Continued)

Touchstone Conservative ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of period	$11.84	$12.68	$12.61	$12.15	$11.77
Income (loss) from investment operations:
Net investment income	0.29	0.17	0.18	0.12	0.20
Net realized and unrealized gains (losses) on investments	0.37	(0.20)	0.48	0.91	0.59
Total from investment operations	0.66	(0.03)	0.66	1.03	0.79
Distributions from:
Net investment income	(0.19)	(0.19)	(0.15)	(0.18)	(0.21)
Realized capital gains	(0.13)	(0.62)	(0.44)	(0.39)	(0.20)
Total distributions	(0.32)	(0.81)	(0.59)	(0.57)	(0.41)
Net asset value at end of period	$12.18	$11.84	$12.68	$12.61	$12.15
Total return(A)	5.58%	(0.24)%	5.23%	8.50%	6.74%
Ratios and supplemental data:
Net assets at end of period (000's)	$17,456	$19,964	$23,389	$26,071	$23,536
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	0.90%	0.87%	0.89%	0.99%	1.01%
Net investment income(B)	1.78%	1.13%	1.20%	1.09%	1.58%
Portfolio turnover rate	109%	9%	13%	29%	22%

Touchstone Moderate ETF Fund

Selected Data for a Share Outstanding Throughout Each period

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value at beginning of period	$13.33	$15.49	$14.72	$12.89	$11.96
Income (loss) from investment operations:
Net investment income	0.28	0.21	0.31	0.23	0.27
Net realized and unrealized gains (losses) on investments	0.64	(0.24)	0.72	1.87	0.92
Total from investment operations	0.92	(0.03)	1.03	2.10	1.19
Distributions from:
Net investment income	(0.22)	(0.27)	(0.26)	(0.27)	(0.26)
Realized capital gains	(0.93)	(1.86)	—	—	—
Total distributions	(1.15)	(2.13)	(0.26)	(0.27)	(0.26)
Net asset value at end of period	$13.10	$13.33	$15.49	$14.72	$12.89
Total return(A)	6.85%	(0.18)%	6.96%	16.32%	9.94%
Ratios and supplemental data:
Net assets at end of period (000's)	$24,641	$27,923	$33,200	$41,687	$42,228
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	0.82%	0.80%	0.79%	0.92%	0.92%
Net investment income(B)	1.83%	1.30%	1.41%	1.29%	1.74%
Portfolio turnover rate	98%	9%	11%	9%	9%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(B)	Ratio does not include expenses of the underlying funds.

See accompanying Notes to Financial Statements.

45

Notes to Financial Statements

December 31, 2016

1. Organization

The Touchstone Variable Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 7, 1994. The Trust consists of the following six funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Active Bond Fund (“Active Bond Fund”)

Touchstone Focused Fund (“Focused Fund”)

Touchstone Large Cap Core Equity Fund (“Large Cap Core Equity Fund”)

Touchstone Aggressive ETF Fund (“Aggressive ETF Fund”)

Touchstone Conservative ETF Fund (“Conservative ETF Fund”)

Touchstone Moderate ETF Fund (“Moderate ETF Fund”)

Each Fund is diversified with the exception of the Focused Fund and the Large Cap Core Equity Fund which are non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2016, outstanding shares were issued to separate accounts of Western-Southern Life Assurance Company, The Western & Southern Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of Western & Southern Financial Group, Inc. (“Western & Southern”), and the majority of the outstanding shares of the Trust were collectively owned by affiliates of Western & Southern and certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates.

All Funds offer a single class of shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the class of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods.

These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

46

Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of December 31, 2016, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Funds’ Portfolio of Investments, which also includes a breakdown of the Funds’ investments by portfolio or sector allocation. The Funds did not hold any Level 3 categorized securities during the year ended December 31, 2016.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3 for all Funds.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.
•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.
•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•	If the validity of market quotations is not reliable.

47

Notes to Financial Statements (Continued)

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees and are generally categorized in Level 3.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Futures Contracts — The Active Bond Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act, or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. As of December 31, 2016, the Active Bond Fund held futures contracts as shown on the Portfolio of Investments and had cash in the amount of $50,750 held as collateral for futures contracts.

Swap Contracts — The Active Bond Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

48

Notes to Financial Statements (Continued)

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, bilateral swap agreements, OTC swaps, have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency, are posted, and are segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

As of December 31, 2016, the Active Bond Fund did not hold any swap contracts.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

49

Notes to Financial Statements (Continued)

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — The Active Bond Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting).These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, the Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Active Bond Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

50

Notes to Financial Statements (Continued)

The following table presents the Active Bond Fund’s liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2016:

Gross
		Amount of	Gross Amount Available	Non-Cash	Cash
		Recognized	for Offset in Statement of	Collateral	Collateral	Net
Counterparty	Derivative Type	Liabilities	Assets and Liabilities	Pledged	Pledged	Amount(A)
Wells Fargo	Futures Contracts	$15,313	$—	$—	$(15,313)	$—

(A)	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table sets forth the fair value of the Active Bond Fund’s derivative financial instruments by primary risk exposure as of December 31, 2016:

Fair Value of Derivative Investments
As of June 30, 2016
	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Active Bond Fund	Futures - Interest Rate Contracts*	$—	$(15,313)

*	Statements of Assets and Liabilities Location: Payable for variation margin for futures contracts. Only current day’s variation margin is reported within the payables/receivable of the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) of futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.

The following table sets forth the effect of the Active Bond Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended December 31, 2016:

The Effect of Derivative Investments on the Statements of Operations
for the Year Ended December 31, 2016
			Change in
			Unrealized
		Realized Gain	Appreciation
	Derivatives not accounted for as hedging	(Loss)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Active Bond Fund	Futures - Interest Rate Contracts*	$115,504	$(15,313)
	Swap Agreements - Credit Contracts**	2,221	46,707

*	Statements of Operations Location: Net realized gains on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts.

**	Statements of Operations Location: Net realized gains on swap agreements and net change in unrealized appreciation (depreciation) on swap agreements.

For the year ended December 31, 2016, the average quarterly notional value of outstanding derivative financial instruments were as follows:

Active Bond
Fund
Interest rate contracts:
Futures	$866,906
Credit contracts:
Credit Default Swaps	$480,000

51

Notes to Financial Statements (Continued)

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle. The approved investment vehicle is subject to market risk.

As of December 31, 2016, the following Funds loaned securities and received collateral as follows:

		Market	Market
		Value of	Value of
		Securities	Collateral
Fund	Security Type	Loaned*	Received**	Net Amount
Active Bond Fund	Corporate Bonds	$27,671	$28,599	$928

*	The remaining contractual maturity is overnight for all securities.

**	Gross amounts of recognized liabilities for securities lending are included in the Statements of Assets and Liabilities.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of a Fund’s assets, less liabilities, by its number of outstanding shares.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.

52

Notes to Financial Statements (Continued)

Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund declares and distributes net investment income, if any, annually as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.

Allocations — Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust and Touchstone Strategic Trust, (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Regulatory Updates—In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2016:

			Large Cap
	Active Bond	Focused	Core Equity
	Fund	Fund	Fund
Purchases of investment securities	$304,955,334	$12,644,998	$14,781,238
Proceeds from sales and maturities	$301,876,509	$25,696,214	$14,205,442

	Aggressive	Conservative	Moderate
	ETF Fund	ETF Fund	ETF Fund
Purchases of investment securities	$21,332,046	$22,094,345	$25,147,184
Proceeds from sales and maturities	$24,299,812	$25,470,491	$29,961,274

For the year ended December 31, 2016, purchases and proceeds from sales and maturities in U.S. Government Securities were $286,030,501 and $279,550,568, respectively, for the Active Bond Fund.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”) or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), the Sub-Administrator

53

Notes to Financial Statements (Continued)

and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern.

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $96,918 for the year ended December 31, 2016.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Active Bond Fund	0.40% on the first $300 million
0.35% on such assets over $300 million
Focused Fund	0.70% on the first $100 million
0.65% on the next $400 million
0.60% on such assets over $500 million
Large Cap Core Equity Fund	0.65% on the first $100 million
0.60% on the next $100 million
0.55% on the next $100 million
0.50% on such assets over $300 million
Aggressive ETF Fund	0.25% on the first $50 million
Conservative ETF Fund	0.23% on the next $50 million
Moderate ETF Fund	0.20% on such assets over $100 million

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Fort Washington Investment Advisors, Inc.*	Wilshire Associates Incorporated
Active Bond Fund	Aggressive ETF Fund**
Focused Fund	Conservative ETF Fund**
Moderate ETF Fund**

The London Company

Large Cap Core Equity Fund

*	Affiliate of the Advisor and wholly-owned indirect subsidiary of Western & Southern.

**	Effective April 30, 2016, Wilshire Associates Incorporated became the sub-advisor of the Aggressive ETF Fund, Conservative ETF Fund and Moderate ETF Fund; prior to April 30, 2016, Todd Asset Management, LLC was the sub-advisor.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

54

Notes to Financial Statements (Continued)

Fund
Active Bond Fund	0.97%
Focused Fund	1.21%
Large Cap Core Equity Fund	1.06%
Aggressive ETF Fund	0.75%
Conservative ETF Fund	0.75%
Moderate ETF Fund	0.75%

These expense limitations will remain in effect for all Funds through at least April 29, 2017.

During the year ended December 31, 2016, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses of the Funds as follows:

	Investment	Administration	Shareholder
	Advisory	Fees	Servicing
Fund	Fees Waived	Waived	Fees Waived	Total
Large Cap Core Equity Fund	$—	$30,423	$—	$30,423
Aggressive ETF Fund	—	26,527	4,224	30,751
Conservative ETF Fund	—	27,310	2,866	30,176
Moderate ETF Fund	—	16,916	—	16,916

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

As of December 31, 2016, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
	December 31,	December 31,	December 31,
Fund	2017	2018	2019	Total
Focused Fund	$26,747	$31,787	$—	$58,534
Large Cap Core Equity Fund	44,995	29,291	30,423	104,709
Aggressive ETF Fund	29,635	26,742	28,846	85,223
Conservative ETF Fund	33,583	27,107	30,025	90,715
Moderate ETF Fund	15,299	16,482	16,916	48,697

For the year ended December 31, 2016, the Advisor recouped previously waived fees or reimbursed expenses, from the Active Bond Fund and Focused Fund of $11,946 and $21,633, respectively.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

55

Notes to Financial Statements (Continued)

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION

The Trust has adopted a Shareholder Services Plan under which shares of each Fund may directly or indirectly bear expenses for shareholder services provided. Each Fund will incur or reimburse expenses for shareholder services at an annual rate not to exceed 0.25% of the average daily net assets.

UNDERWRITING AGREEMENT

The Underwriter acts as exclusive agent for the distribution of the Funds’ shares. The Underwriter receives no compensation under this agreement.

INTERFUND TRANSACTIONS

The Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended December 31, 2016, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not

56

Notes to Financial Statements (Continued)

the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended December 31, 2016 and 2015 are as follows:

	Active Bond		Focused		Large Cap
	Fund		Fund		Core Equity Fund
	2016	2015	2016	2015	2016	2015
From ordinary income	$1,153,828	$1,124,745	$430,606	$1,287,736	$266,434	$493,822
From long-term capital gains	—	—	10,814,833	2,507,659	3,215,261	—
Total distributions	$1,153,828	$1,124,745	$11,245,439	$3,795,395	$3,481,695	$493,822

	Aggressive		Conservative		Moderate
	ETF Fund		ETF Fund		ETF Fund
	2016	2015	2016	2015	2016	2015
From ordinary income	$291,966	$361,574	$264,086	$348,119	$412,823	$537,287
From long-term capital gains	—	—	188,777	974,869	1,606,591	3,365,183
Total distributions	$291,966	$361,574	$452,863	$1,322,988	$2,019,414	$3,902,470

The following information is computed on a tax basis for each item as of December 31, 2016:

			Large Cap
		Focused	Core Equity
	Active Bond Fund	Fund	Fund
Tax cost of portfolio investments	$54,556,056	$55,878,354	$30,803,587
Gross unrealized appreciation	954,508	7,562,999	2,445,823
Gross unrealized depreciation	(640,234)	(1,101,220)	(732,452)
Net unrealized appreciation (depreciation)	314,274	6,461,779	1,713,371
Net unrealized appreciation (depreciation) on foreign currency transactions	2	(1,585)	—
Accumulated capital losses	(1,824,334)	(351,017)	—
Undistributed ordinary income	1,484,354	346,722	215,106
Undistributed long-term capital gains	—	—	490,418
Accumulated earnings (deficit)	$(25,704)	$6,455,899	$2,418,895

	Aggressive	Conservative	Moderate
	ETF Fund	ETF Fund	ETF Fund
Tax cost of portfolio investments	$18,760,573	$17,056,400	$24,028,964
Gross unrealized appreciation	911,702	595,761	896,390
Gross unrealized depreciation	(122,364)	(125,837)	(210,979)
Net unrealized appreciation (depreciation)	789,338	469,924	685,411
Undistributed ordinary income	357,785	494,239	612,746
Undistributed long-term capital gains	—	1,629,960	3,579,419
Accumulated earnings (deficit)	$1,147,123	$2,594,123	$4,877,576

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.

As of December 31, 2016, the Funds had the following capital loss carryforwards for federal income tax purposes:

57

Notes to Financial Statements (Continued)

	No	No
	Expiration	Expiration
	Short Term	Long Term	Total
Active Bond Fund	$441,613	$1,382,721	$1,824,334
Focused Fund	351,017	—	351,017

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2016, the following Funds utilized capital loss carryforwards or had capital loss carryforwards expire:

Fund	Utilized	Expired
Active Bond Fund	$299,899	$396,333
Aggressive ETF Fund	2,359,573	142,670

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2016, the Funds did not elect to defer any losses.

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2013 through 2016) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to TIPS adjustments, swap adjustments, nontaxable distributions from underlying investments, short-term capital gain distributions from underlying mutual funds and expiration of capital loss carry-forwards have been made to the following Funds for the year ended December 31, 2016:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gains (Losses)
Active Bond Fund	$(396,333)	$95,291	$301,042
Focused Fund	38,997	15,889	(54,886)
Aggressive ETF Fund	(142,670)	—	142,670

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

7. Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments

58

Notes to Financial Statements (Continued)

in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

8. Fund Mergers

Active Bond Fund:

At a meeting held on August 20, 2015, the Board approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone High Yield Fund to the Touchstone Active Bond Fund. The tax-free merger took place on December 7, 2015.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.

				After
	Before Reorganization			Reorganization
	Touchstone		Touchstone	Touchstone
	High Yield		Active Bond	Active Bond
	Fund		Fund	Fund
Shares	940,916	(A)	4,056,823	4,997,739
Net Assets	$9,850,991		$42,472,967	$52,323,958
Net Asset Value	$10.47	(A)	$10.47	$10.47
Shares Outstanding	1,719,933		4,056,823	4,997,739

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Notes to Financial Statements (Continued)

After
	Before Reorganization		Reorganization
	Touchstone	Touchstone	Touchstone
	High Yield	Active Bond	Active Bond
	Fund	Fund	Fund
Unrealized Appreciation (Depreciation)	$(863,095)	$(772,263)	$(1,635,358)

(A)	Reflects a 0.5471:1 stock split which occurred on the date of reorganization, December 7, 2015.

Focused Fund:

At a meeting held on August 20, 2015, the Board approved Agreements and Plans of Reorganization providing for the transfer of all assets and liabilities of each of the Touchstone Baron Small Cap Growth Fund and the Touchstone Third Avenue Value Fund to the Touchstone Focused Fund. The tax-free mergers took place on December 7, 2015.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganizations.

						After
	Before Reorganizations					Reorganizations
	Touchstone		Touchstone		Touchstone	Touchstone
	Baron Small Cap		Third Avenue		Focused	Focused
	Growth Fund		Value Fund		Fund	Fund
Shares	1,179,613	(A)	1,020,053	(B)	1,423,315	3,622,981
Net Assets	$23,202,782		$20,064,311		$27,996,474	$71,263,567
Net Asset Value	$19.67	(A)	$19.67	(B)	$19.67	$19.67
Shares Outstanding	1,769,860		1,350,688		1,423,315	3,622,981
Unrealized Appreciation (Depreciation)	$6,775,183		$225,454		$1,218,212	$8,218,849

(A)	Reflects a 0.6665:1 stock split which occurred on the date of reorganizations, December 7, 2015.

(B)	Reflects a 0.7552:1 stock split which occurred on the date of reorganizations, December 7, 2015.

Assuming the reorganizations had been completed on January 1, 2015, the Active Bond Fund and the Focused Fund results of operations for the year ended December 31, 2015 would have been as follows:

	Touchstone	Touchstone
	Active Bond	Focused
	Fund	Fund
Net investment income (loss)	$1,663,749	$(36,133)
Net realized and unrealized gain (loss) on investments	(3,235,147)	3,712,518
Net increase (decrease) in net assets from operations	$(1,571,398)	$3,676,385

Because the combined investment portfolios have been managed as a single portfolio since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings to the Active Bond Fund and the Focused Fund that have been included in their statements of operations since the reorganizations.

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

60

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Variable Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Variable Series Trust (comprising, respectively, the Touchstone Active Bond, Touchstone Focused Fund, Touchstone Large Cap Core Equity Fund, Touchstone Aggressive ETF Fund, Touchstone Conservative ETF Fund, and Touchstone Moderate ETF Fund) (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Touchstone Variable Series Trust at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 17, 2017

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Other Items (Unaudited)

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended December 31, 2016 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Focused Fund	63.92%
Large Cap Core Equity Fund	100.00%
Aggressive ETF Fund	87.43%
Conservative ETF Fund	40.17%
Moderate ETF Fund	60.97%

For the fiscal year ended December 31, 2016, Focused Fund, Large Cap Core Equity Fund, Conservative ETF Fund, and Moderate ETF Fund, designated $10,814,833, $3,215,261, $1,629,971, and $3,579,448, respectively, as long-term capital gains.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the Commission) website at sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; or (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the six months ended December 31, 2016” to estimate the expenses you paid on your account during this period.

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Other Items (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses
	Net Expense	Beginning	Ending	Paid During
	Ratio	Account	Account	the Six Months
	Annualized	Value	Value	Ended
	December 31,	July 1,	December 31,	December 31,
	2016	2016	2016	2016*
Touchstone Active Bond Fund
Actual	0.92%	$1,000.00	$996.80	$4.62
Hypothetical	0.92%	$1,000.00	$1,020.51	$4.67

Touchstone Focused Fund
Actual	1.21%	$1,000.00	$1,081.10	$6.33
Hypothetical	1.21%	$1,000.00	$1,019.05	$6.14

Touchstone Large Cap Core Equity Fund
Actual	1.06%	$1,000.00	$1,066.40	$5.51
Hypothetical	1.06%	$1,000.00	$1,019.81	$5.38

Touchstone Aggressive ETF Fund**
Actual	0.75%	$1,000.00	$1,049.00	$3.86
Hypothetical	0.75%	$1,000.00	$1,021.37	$3.81

Touchstone Conservative ETF Fund**
Actual	0.75%	$1,000.00	$1,016.30	$3.80
Hypothetical	0.75%	$1,000.00	$1,021.37	$3.81

Touchstone Moderate ETF Fund**
Actual	0.75%	$1,000.00	$1,033.60	$3.83
Hypothetical	0.75%	$1,000.00	$1,021.37	$3.81

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

** The annualized expense ratio for the Fund does not include fees and expenses of the underlying funds in which the Fund invests.

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Other Items (Unaudited) (Continued)

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 17, 2016, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Variable Series Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor, with the exception of the Sub-Advisory Agreement relating to each ofTouchstone Aggressive ETF Fund, Touchstone Conservative ETF Fund and Touchstone Moderate ETF Fund, which were not up for renewal.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including those that were affiliates of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts regular on-site compliance visits with each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance

64

Other Items (Unaudited) (Continued)

monitoring processes also include quarterly reviews of compliance reports, and that any significant issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to certain of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit certain Funds’ net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds. The Board also considered that affiliates of the Advisor may benefit from certain indirect tax benefits, including those relating to dividend received deductions.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended June 30, 2016 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of certain Funds in order to reduce those Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Active Bond Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Board also noted that the advisory fee had been reduced effective March 1, 2015. The Fund’s performance for the six-month period ended June 30, 2016 was in the 1st quintile of its peer group, the Fund’s performance for the twelve-month period was in the 3rd quintile of

65

Other Items (Unaudited) (Continued)

its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2016 was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Focused Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended June 30, 2016 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-month period ended June 30, 2016 was in the 3rd quintile of its peer group. The Fund’s performance for the twelve- and thirty-six-month periods ended June 30, 2016 was in the 4th quintile of its peer group. The Board took into account management’s discussion of the Fund’s performance, as well as a change to the Fund’s sub-advisor, which took effect in the fourth quarter 2015. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-month period ended June 30, 2016 was in the 3rd quintile of its peer group. The Fund’s performance for the twelve-month period ended June 30, 2016 was in the 1st quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2016 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Moderate ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six- and thirty-six-month periods ended June 30, 2016 was in the 2nd quintile of its peer group. The Fund’s performance for the twelve-month period ended June 30, 2016 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Aggressive ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-month period ended June 30, 2016 was in the 2nd quintile of its peer group. The Fund’s performance

66

Other Items (Unaudited) (Continued)

for the twelve- and thirty-six-month periods ended June 30, 2016 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased. The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the applicable Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to certain of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the

67

Other Items (Unaudited) (Continued)

Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by each Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Active Bond Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Focused Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended June 30, 2016 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

68

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustees[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	41	IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; Every Child Succeeds (a social services agency) from 2007 to the present; Taft Museum of Art from 2007 to the present; and YWCA of Greater Cincinnati from 2012 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	41	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	41	None.

69

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	41	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	41	SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	41	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2011 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of December 31, 2016, the Touchstone Fund Complex consists of 6 variable annuity series of the Trust, 11 series of Touchstone Funds Group Trust, 2 series of Touchstone Investment Trust, 21 series of Touchstone Strategic Trust, and 1 series of Touchstone Institutional Funds Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust and Touchstone Strategic Trust.

70

Management of the Trust (Unaudited) (Continued)

The following is a list of the Principal Officers of the Trusts, the length of time served and principal occupations for the past five years.

Principal Officers:
Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[1]	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).
Ellen Blanchard BNY Mellon Investment Servicing (US) Inc. 201 Washington St, 34th Fl. Boston, MA 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director of BNY Mellon Investment Servicing (US) Inc.

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust and Touchstone Strategic Trust.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

75

TSF-1006-TVST-AR-1612

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Variable Series Trust totaled $91,900 and $89,500 in fiscal 2016 and 2015, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR.

Audit-Related Fees

(b)	Audit-related fees totaled $0 and $18,000 in fiscal 2016 and 2015, respectively. The fees related to issuing consents for N-1A and N-14 filings.

Tax Fees

(c)	Fees for tax compliance services totaled $18,190 and $33,980 in fiscal 2016 and 2015, respectively. Fees relate to the preparation of federal income tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $309 for 2016 and $2,885 for 2015, respectively. The fees are related to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Variable Series Trust and certain entities*, totaled approximately $18,499 and $54,865, in 2016 and 2015, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Variable Series Trust

By (Signature and Title)*           /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 2/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 2/17/2017

By (Signature and Title)*            /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date 2/17/2017

* Print the name and title of each signing officer under his or her signature.